UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ESSA Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

January 26, 2016

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ESSA Bancorp, Inc. Our Annual Meeting will be held at Northampton Community College, Monroe Campus, located at 2411 Route 715, Tannersville, Pennsylvania 18372, on March 3, 2016 at 11:00 a.m. local time.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, which includes a report on the operations of the Company. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of the ESSA Bancorp, Inc. 2016 Equity Incentive Plan, the ratification of the appointment of S.R. Snodgrass, P.C. as our independent registered public accountants for the fiscal year ending September 30, 2016, and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

Please indicate your vote by using the enclosed proxy card or by voting by telephone or Internet, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted. Your vote is important.

Sincerely,

Gary S. Olson
President, Chief Executive Officer and Director

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

(570) 421-0531

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 3, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of ESSA Bancorp, Inc. will be held at Northampton Community College, Monroe Campus, located at 2411 Route 715, Tannersville, Pennsylvania 18372, on March 3, 2016 at 11:00 a.m. local time.

A proxy statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the approval of the ESSA Bancorp, Inc. 2016 Equity Incentive Plan;

3.	the ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants for the fiscal year ending September 30, 2016;

4.	an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement; and

5.	such other business as may properly come before the Annual Meeting, and any adjournments or postponement thereof.

The Board is not aware of any other such business. Any action may be taken on the foregoing proposals at the Annual Meeting, including all adjournments thereof. Stockholders of record at the close of business on January 14, 2016 are the stockholders entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be open and available for inspection at Northampton Community College, Monroe Campus, located at 2411 Route 715, Tannersville, Pennsylvania 18372 during the entire Annual Meeting.

By Order of the Board of Directors
ESSA Bancorp, Inc.

Stroudsburg, Pennsylvania	Suzie T. Farley
January 26, 2016	Corporate Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. STOCKHOLDERS WHOSE SHARES ARE HELD IN REGISTERED FORM HAVE A CHOICE OF VOTING BY PROXY CARD, TELEPHONE OR THE INTERNET, AS DESCRIBED ON YOUR PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD MUST VOTE IN THE MANNER DIRECTED BY SUCH HOLDER. CHECK YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU. ANY STOCKHOLDER OF RECORD PRESENT AT THE ANNUAL MEETING MAY WITHDRAW HIS OR HER PROXY AND VOTE PERSONALLY ON ANY MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM THE STOCKHOLDER OF RECORD TO VOTE IN PERSON AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 3, 2016—THIS PROXY STATEMENT, PROXY CARD AND ESSA BANCORP, INC.’S 2015 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT WWW.ESSAPROXY.COM.

i

ii

ESSA BANCORP, INC.

PROXY STATEMENT FOR THE

2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 3, 2016

GENERAL INFORMATION

This Proxy Statement and accompanying Proxy Card and the Annual Report to Stockholders are being furnished to the stockholders of ESSA Bancorp, Inc. (sometimes referred to as “ESSA Bancorp” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of ESSA Bancorp, for use at the 2016 Annual Meeting of Stockholders. The Annual Meeting will be held on March 3, 2016, at 11:00 a.m., local time, at Northampton Community College, Monroe Campus, located at 2411 Route 715, Tannersville, Pennsylvania 18372. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

This Proxy Statement is dated January 26, 2016 and is first being mailed to stockholders on or about January 26, 2016.

The 2016 Annual Meeting of Stockholders

Date, Time and Place	The Annual Meeting of Stockholders will be held on March 3, 2016, at 11:00 a.m., local time, at Northampton Community College, Monroe Campus, located at 2411 Route 715, Tannersville, Pennsylvania 18372.

Record Date	January 14, 2016.

Shares Entitled to Vote	11,330,544 shares of ESSA Bancorp common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on the election of two directors, the approval of the 2016 Equity Incentive Plan, the ratification of the appointment of S.R. Snodgrass, P.C. as ESSA Bancorp’s independent registered public accountants for the fiscal year ending September 30, 2016 and the consideration of an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The approval of the 2016 Equity Incentive Plan is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on ESSA Bancorp or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on ESSA Bancorp or the Board of Directors.

Your Board of Directors
Recommends A Vote in Favor of
The Proposals	The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

ESSA Bancorp, Inc.	ESSA Bancorp, Inc., a Pennsylvania-chartered corporation, is the holding company for ESSA Bank & Trust, an FDIC-insured, Pennsylvania-chartered savings bank that operates from its main office and 25 full-service banking offices in northeastern Pennsylvania. At September 30, 2015, ESSA Bancorp had consolidated assets of $1.6 billion, consolidated deposits of $1.1 billion and consolidated stockholders’ equity of $171.3 million. Our principal executive offices are located at 200 Palmer Street, Stroudsburg, Pennsylvania 18360, and our telephone number is (570) 421-0531.

Who Can Vote

The Board of Directors has fixed January 14, 2016 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of ESSA Bancorp, Inc. common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On January 14, 2016, 11,330,544 shares of ESSA Bancorp, Inc. common stock were outstanding and held by approximately 1,995 holders of record. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp, Inc. common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of ESSA Bancorp, Inc. common stock outstanding on January 14, 2016 will be entitled to one vote for each share held of record. However, ESSA Bancorp, Inc.’s Articles of Incorporation provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of ESSA Bancorp are not entitled to any vote with respect to the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate, as well as by any person acting in concert with such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to vote on the election of two directors, to approve the 2016 Equity Incentive Plan, to ratify the appointment of S.R. Snodgrass, P.C. as our independent registered public accountants for the fiscal year ending September 30, 2016 and an advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. You also may be asked to vote on a proposal to adjourn or postpone the Annual Meeting. ESSA Bancorp, Inc. could use any adjournment or postponement for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

You may vote your shares by completing and signing the enclosed Proxy Card and returning it in the enclosed postage-paid envelope or by attending the Annual Meeting. Alternatively, you may choose to vote your shares using the Internet or telephone voting options explained on your Proxy Card. You should complete and return the Proxy Card accompanying this document, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, regardless of whether you plan to attend. Where no instructions are indicated, validly executed proxies will be voted “FOR” the election of the two director nominees named on the Proxy Statement as well as “FOR” each other proposal set forth in this Proxy Statement for consideration at the Annual Meeting.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to attend the Annual Meeting. Examples of such documentation include a broker’s statement or letter or other documentation that will confirm your ownership of shares of ESSA Bancorp common stock. If you want to vote your shares of ESSA Bancorp common stock that are held in street name in person at the Annual Meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the Proxy Card in their best judgment.

Quorum and Vote Required

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of ESSA Bancorp common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The approval of the 2016 Equity Incentive Plan is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” The ratification of the appointment of S.R. Snodgrass, P.C. as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on ESSA Bancorp or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on ESSA Bancorp or the Board of Directors.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of ESSA Bancorp, Inc. prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the Proxy Card; or

•	voting in person at the Annual Meeting; however, simply attending the Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

ESSA Bancorp, Inc.

200 Palmer Street

Stroudsburg, Pennsylvania 18360

Attention: Suzie T. Farley, Corporate Secretary

If your shares are held in street name, your broker votes your shares and you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

ESSA Bancorp will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, ESSA Bancorp will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of ESSA Bancorp common stock and secure their voting instructions. ESSA Bancorp will reimburse such holders of record for their reasonable expenses in taking those actions. ESSA Bancorp has also made arrangements with Laurel Hill Advisory Group, LLC to assist ESSA Bancorp in soliciting proxies and has agreed to pay them a fee of $6,000 plus reasonable expenses for these services. If necessary, ESSA Bancorp may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders, personally or by telephone, facsimile or letter.

Recommendation of the Board of Directors

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of ESSA Bancorp and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” the election of the director nominees as well as each other matter to be considered.

Security Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership. The following table sets forth, as of January 14, 2016, certain information as to the shares of the Company’s common stock owned by persons who beneficially own more than five percent of the Company’s outstanding shares of common stock. We know of no persons, except as listed below, who beneficially owned more than five percent of the outstanding shares of the Company’s common stock as of January 14, 2016. For purposes of the following table and the table included under the heading “Management,” in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of any shares of common stock (i) over which he or she has, or shares, directly or indirectly, voting or investment power or (ii) as to which he or she has the right to acquire beneficial ownership at any time within 60 days after January 14, 2016.

Name and Address of Beneficial Owner	Number of Shares Owned and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding (1)
The ESSA Bank & Trust Employee Stock Ownership Plan Trust First Bankers Trust Services, Inc., Trustee 2321 Kochs Lane Quincy, Illinois 62305	1,330,338	(2)	11.74%

(1)	Based on 11,330,544 shares of the ESSA Bancorp common stock outstanding as of January 14, 2016.
(2)	This information is based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2015 by First Bankers Trust Services, Inc., as Trustee on behalf of ESSA Bank & Trust Employee Stock Ownership Plan Trust. According to the filing, ESSA Bank & Trust Employee Stock Ownership Plan Trust had: (i) sole power to vote or direct the vote of 996,213 shares of the Company’s common stock; and (ii) shared power to vote or direct the vote of 334,125 shares of the Company’s common stock.

The following table sets forth information about the shares of ESSA Bancorp common stock owned by each nominee for election as director, each incumbent director, each named executive officer identified in the summary compensation table included elsewhere in this Proxy Statement, and all nominees, incumbent directors and executive officers as a group, as of January 14, 2016. The table includes information for William P. Douglass, whose term of office will expire as of the date of the Annual Meeting and who will retire from the Board of Directors as of that date. Mr. Douglass owned 84,654 shares of ESSA Bancorp common stock directly or indirectly (including options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date) as of January 14, 2016.

Names	Position(s) held in the Company	Shares Owned Directly and Indirectly		Percent of Class(1)

NOMINEES
Gary S. Olson	Director, President and Chief Executive Officer	479,979	(2)	3.84%
William A. Viechnicki, D.D.S.	Director	122,104	(3)	* %

DIRECTORS CONTINUING IN OFFICE
Timothy S. Fallon	Director	5,160		* %
Daniel J. Henning	Director	124,504	(4)	1.00%
Philip H. Hosbach IV	Director	1,262		* %
Frederick E. Kutteroff	Director	95,003	(5)	* %
Brian T. Regan	Director	31,256	(6)	* %
Robert C. Selig, Jr.	Director	131,504	(7)	1.05%
Elizabeth B. Weekes	Director	72,454	(8)	* %

NAMED EXECUTIVES OFFICERS WHO ARE NOT DIRECTORS
V. Gail Bryant	Senior Vice President, Retail Services Division	181,191	(9)	1.45%
Charles D. Hangen	Senior Vice President, Chief Operating Officer	18,700	(10)	* %
Allan A. Muto	Executive Vice President and Chief Financial Officer	245,123	(11)	1.96%
Diane K. Reimer	Senior Vice President, Administration/Operations Division	188,290	(12)	1.51%
Thomas J. Grayuski	Vice President, Human Resources Services Division	208,870	(13)	1.67%
All directors and executive officers as a group (16 persons)		2,015,907		16.13%

*	Less than 1%.
(1)	Based upon 12,496,870 shares outstanding. Includes restricted stock awards and options to purchase shares of common stock which are exercisable within 60 days of the record date.
(2)	Includes 266 shares held by Mr. Olson’s spouse’s IRA, 39,019 shares held by Mr. Olson’s 401(k) and 10,387 shares held in Mr. Olson’s Employee Stock Ownership Plan account (based upon latest available information). Includes options to purchase 360,844 shares of common stock, which are exercisable within 60 days of the record date.
(3)	Includes 44,000 shares held in Dr. Viechnicki’s IRA, and 15,000 shares held by Dr. Viechnicki’s spouse. Includes options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date.
(4)	Includes 10,000 shares held as a custodian for Mr. Henning’s children and 10,000 shares held by Mr. Henning’s spouse. Includes options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date.
(5)	Includes 10,219 shares held by Mr. Kutteroff’s spouse. Includes options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date.
(6)	Includes 24,000 shares held in Mr. Regan’s IRA and 402 shares held by a family trust.
(7)	Includes options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date.
(8)	Includes options to purchase 54,127 shares of common stock, which are exercisable within 60 days of the record date.
(9)	Includes 2,600 shares held as custodian for Ms. Bryant’s child, 1,691 shares held by Ms. Bryant’s IRA, 32,560 shares held by Ms. Bryant’s 401(k) and 9,628 shares held in Ms. Bryant’s Employee Stock Ownership Plan account (based upon latest available information). Includes options to purchase 117,904 shares of common stock, which are exercisable within 60 days of the record date.
(10)	Includes 8,518 shares held by Mr. Hangen’s IRA, 4,140 shares held by Mr. Hangen’s spouse’s IRA and 1,530 shares held in Mr. Hangen’s Employee Stock Ownership Plan account (based upon latest available information).
(11)	Includes 9,945 shares held by Mr. Muto’s 401(k) and 10,387 shares held in Mr. Muto’s Employee Stock Ownership Plan account (based upon latest available information). Includes options to purchase 153,275 shares of common stock, which are exercisable within 60 days of the record date.

(footnotes continued on next page)

(12)	Includes 22,455 shares held by Ms. Reimer’s 401(k) and 9,045 shares held in Ms. Reimer’s Employee Stock Ownership Plan account (based upon latest available information). Includes options to purchase 100,218 shares of common stock, which are exercisable within 60 days of the record date.
(13)	Includes 10,900 shares held as custodian for Mr. Grayuski’s children, 50,782 shares held by Mr. Grayuski’s 401(k) and 8,583 shares held in Mr. Grayuski’s Employee Stock Ownership Plan account (based upon latest available information). Includes options to purchase 94,323 shares of common stock, which are exercisable within 60 days of the record date.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, all such reports were filed on a timely basis during the fiscal year ended September 30, 2015.

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of ten (10) members and is divided into three classes, with one class of directors elected each year. Two (2) directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors have been elected and shall qualify. The term of office of William P. Douglass will expire as of the date of the Annual Meeting and he will retire from the Board of Directors as of that date. The Board of Directors intends to appoint Mr. Douglass as a Director Emeritus. The Board of Directors will consist of nine (9) members thereafter.

The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for at least five years unless otherwise stated. Each existing director is also a director of ESSA Bank & Trust.

All of the nominees and directors continuing in office are or were long-time residents of the communities served by ESSA Bancorp and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in ESSA Bancorp’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. As the holding company for a community banking institution, ESSA Bancorp believes that the local knowledge and experience of its directors assists ESSA Bancorp in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides ESSA Bancorp with greater business development opportunities.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting “FOR” the election of the nominees. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Directors and Executive Officers

Following is the business experience for the past five years of each of the Company’s directors and executive officers with their ages as of September 30, 2015.

Nominees for Director

Gary S. Olson, age 61, has been President and Chief Executive Officer of ESSA Bank & Trust since 2000. Mr. Olson began his career at ESSA Bank & Trust in 1977. Mr. Olson is a graduate of East Stroudsburg University. Mr. Olson has been a director of the Company since its inception and a director of ESSA Bank & Trust since 2000. Mr. Olson’s extensive banking experience and knowledge of local markets enhance the breadth of experience of the Board of Directors.

William A. Viechnicki, D.D.S., age 71, has been in the private practice of orthodontics in East Stroudsburg, Pennsylvania since 1971. Dr. Viechnicki is a graduate of Pennsylvania State University and Temple University School of Dentistry where he serves as a professor of orthodontics. Dr. Viechnicki has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1981. Mr. Viechnicki has extensive knowledge of the communities served by ESSA Bank & Trust.

Terms to Expire Fiscal Year 2017

Daniel J. Henning, age 63, is a builder/real estate developer and has been the Owner/President of A.C. Henning Enterprises, Inc., a general contractor of custom built homes, multi-family townhouses and light commercial construction and renovation since 1982. Mr. Henning serves on several public authorities in Monroe County. Mr. Henning has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1995. Mr. Henning’s experience in the local real estate market and his experience as a local business owner led to his appointment to the Board of Directors in 1995.

Frederick E. Kutteroff, age 72, served as President and Chief Executive Officer of Keystone Savings Bank from 1990 until his retirement in 2003. Mr. Kutteroff holds a Certificate of Business Administration from Temple University. Mr. Kutteroff has been a director of the Company since its inception and a director of ESSA Bank & Trust since 2005. Mr. Kutteroff’s experience in the banking sector led to his appointment to the Board of Directors in 2005.

Elizabeth B. Weekes, age 56, has been a partner in the law firm Bensinger and Weekes, P.A. since 1987. Ms. Weekes’s practice focuses on real estate, civil litigation, domestic relations, banking, municipalities and estates. Ms. Weekes is a graduate of Colgate University and Dickinson School of Law. Ms. Weekes has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1998. Ms. Weekes’s experience as a real estate attorney provides a unique perspective to the Board of Directors.

Brian T. Regan, age 55, was appointed to the Board of Directors on March 22, 2011. He is a shareholder with the certified public accounting firm of Regan, Levin, Bloss, Brown & Savchak, P.C. Mr. Regan is currently a director with Saucon Mutual Insurance Company and was previously with KPMG LLP and MidLantic National Bank. Mr. Regan is a graduate of The University of Scranton with a Bachelor of Science in Accounting. Mr. Regan has over 30 years of public accounting experience, including working with financial institutions and public companies. This experience benefits the Board of Directors in its oversight of financial reporting and disclosure issues.

Terms to Expire Fiscal Year 2018

Timothy S. Fallon, age 51, is the Chief Executive Officer of PBS39, a non-commercial public media station for the Greater Lehigh Valley of Pennsylvania. Mr. Fallon previously served as Project Director for PBS39 at SteelStacks, a public media and education center, as well as a Chief Executive Officer of a wine accessories business based in Allentown, Pennsylvania and as Chief Financial Officer of a privately owned chain of 200 beauty salons. He is a founding director of Revere Bank of Laurel, Maryland and a Managing Member of the Conserere Family of Funds. He was a founding director of Team Capital Bank, prior to its sale to The Provident Bank, New Jersey, and previously served as a director of Lafayette Ambassador Bank, based in Bethlehem, Pennsylvania. Mr. Fallon’s extensive business and banking experience is of significant benefit to the Board of Directors.

Philip H. Hosbach IV, age 53, is Vice President, New Products and Immunization Policy, for Sanofi Pasteur, Inc., and has more than 25 years of experience in the field of vaccines, holding executive positions in clinical research, research and development, government relations and commercial operations, including marketing and sales. He is a member of the board of directors and the management committee of Sanofi Pasteur, Inc. He is a director of Pennsylvania Bio, and a former director of the Pocono Health System and Pocono Medical Center. Mr. Hosbach has significant government relations, marketing and sales experience, which is of great benefit to the Board of Directors.

Robert C. Selig, Jr., age 67, has served as President of Selig Construction Company since 1972. Selig Construction Company is in the business of building primary and vacation residences. Mr. Selig is a graduate of West Side Area Vocational/Technical School. Mr. Selig has been a director of the Company since its inception and a director of ESSA Bank & Trust since 1990. Mr. Selig’s experience as a local businessman focusing on real estate matters is of great value to the Board of Directors.

Executive Officers of ESSA Bank & Trust Who Are Not Also Directors

Allan A. Muto, age 55, has been the Executive Vice President and Chief Financial Officer of ESSA Bank & Trust since January 2006. Prior to that time, Mr. Muto served as Executive Vice President, Chief Operating Officer beginning in 2001.

Charles D. Hangen, age 43, was appointed Senior Vice President, Chief Operating Officer in August, 2015. Prior to that time, Mr. Hangen served as Senior Vice President, Lending Services Division beginning in 2014. Mr. Hangen joined ESSA Bank & Trust as Vice President, Credit Administration in August 2012. Previously, Mr. Hangen served as Vice President of Lending for First Star Bank from 2004 through August 2012.

Diane K. Reimer, age 59, has been Senior Vice President, Administration/Operations Division since 2013. Previously, Ms. Reimer was Vice President, Delivery Systems Division since 1998 and first joined ESSA Bank & Trust in 1983.

V. Gail Bryant, age 59, has been Senior Vice President, Retail Services Division since 2009. Previously, Ms. Bryant served as Vice President, Retail Services Division since 1999 and first joined ESSA Bank & Trust in 1993.

Thomas J. Grayuski, age 54, has been Vice President, Human Resources Services Division since 2000 and joined ESSA Bank  & Trust in 1996.

Corporate Governance and Code of Ethics and Business Conduct

ESSA Bancorp is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct and is in compliance with applicable corporate governance laws and regulations.

The Board has adopted a code of ethics for the principal executive officer, principal financial officer, principal accounting officer and all persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The code of ethics is available on the Company’s website at www.essabank.com. Amendments to and waivers from the code of ethics are disclosed on the Company’s website.

Director Independence

The Board has determined that, except for Mr. Olson, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and the Company’s corporate governance policies. Mr. Olson is not considered independent as he is an executive officer of the Company. There were no transactions that the Board of Directors needed to review that are not required to be reported under “—Transactions With Certain Related Persons,” that would bear in the determination of the independence of the directors.

Our Board of Directors is currently chaired by William P. Douglass, who is a non-executive director. Following the date of the Annual Meeting, it is anticipated that William A. Viechnicki, who is a non-executive director, will chair the Board of Directors. This structure ensures a greater role for the independent directors in the oversight of ESSA Bancorp and ESSA Bank & Trust, and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect ESSA Bancorp. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within ESSA Bancorp. Risks relating to the direct operations of ESSA Bank & Trust are further overseen by the Board of Directors of ESSA Bank & Trust, which consists of the same individuals who serve on the Board of Directors of ESSA Bancorp.

Board Meetings and Committees

The Board of Directors of ESSA Bancorp met 11 times during the fiscal year ended September 30, 2015. The Board of Directors of ESSA Bank & Trust met 12 times during the fiscal year ended September 30, 2015. No director attended fewer than 90% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served (during the period in which they served) during the fiscal year ended September 30, 2015, including Board and committee meetings of ESSA Bank & Trust. Executive sessions of the independent directors are conducted on a regular basis. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged.

The Company has three standing Board committees: Compensation; Nominating and Corporate Governance; and Audit.

Compensation Committee

The Compensation Committee, which currently consists of Ms. Weekes (Chair) and Messrs. Kutteroff, Regan and Hosbach, is responsible for human resources policies, salaries and benefits, incentive compensation, executive development and management succession planning, as well as determining the salaries and other forms of compensation to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer, as well as all NEOs. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. Our Compensation Committee operates under a written charter, which is available at our website at www.essabank.com. The Compensation Committee met 2 times during the fiscal year ended September 30, 2015.

Analysis of Compensation Risk. In setting compensation, the Compensation Committee also considers the risks to ESSA’s stockholders that may be inherent in the compensation program and to the achievement of our goals. Based on its review, the Compensation Committee believes our compensation programs represent an appropriate balance of short-term and long-term compensation and do not encourage executive officers or other employees to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee review also considered our internal controls, policies and risk-mitigating components in our incentive arrangements currently in place.

We considered the following elements, among others, of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:

•	We set performance goals that we believe are reasonable but challenging in light of past performance and market conditions;

•	We have a balanced portfolio between long-term and short-term compensation, variable and fixed pay, and cash and equity with a compensation portfolio weighted similar to our peers; and

•	Our executive stock ownership guidelines require our executives to hold certain levels of stock which aligns an appropriate portion of their personal wealth to the long-term performance of ESSA.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which currently consists of Messrs. Viechnicki (Chair), Henning, Kutteroff, Selig and Ms. Weekes, is responsible for identifying individuals qualified to become Board members and recommending a group of nominees for election as directors at each annual meeting of stockholders, ensuring that the Board and its committees have the benefit of qualified and experienced independent directors, and developing a set of corporate governance policies and procedures. The Nominating and Corporate Governance Committee operates under a written charter, which is available at our website at www.essabank.com, and each member of the Nominating and Corporate Governance Committee is independent under the listing standards of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee met 3 times during the fiscal year ended September 30, 2015.

The Nominating and Corporate Governance Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members and may consider candidates submitted by stockholders. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•	has experiences and achievements that have given him/her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his/her responsibilities to the Company and its stockholders; and has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” in accordance with the listing standards of the NASDAQ Stock Market, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an “audit committee financial expert.”

The Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Committee recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin, in identifying individuals who possess the qualifications that the Committee believes are important to be represented on the Board.

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Nominating and Corporate Governance Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Stockholders can submit the names of candidates for director by writing to the Corporate Secretary of the Company, at ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, Pennsylvania 18360. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

To be timely, the submission of a candidate for Director by a stockholder must be received by the Corporate Secretary at least one hundred and twenty (120) days prior to the anniversary of the date of the proxy statement relating to the preceding year’s annual meeting of stockholders. The Company received no submission for Board nominees for this Annual Meeting.

Procedures for the Nomination of Directors by Stockholders

In addition to submitting candidates to the Board for consideration, a stockholder may nominate candidates for election as directors in accordance with Article 3.12 of the Company’s bylaws. Such stockholder’s notice shall set forth the following:

•	the name, age, business address and residence address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	the principal occupation or employment of the stockholder submitting the notice and of each person being nominated;

•	the class and number of shares of the Company’s stock which are beneficially owned by the stockholder submitting the notice;

•	a representation that the stockholder is and will continue to be a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	such other information regarding the stockholder submitting the notice, each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

•	the consent of each nominee to serve as a director of the Company if so elected.

Stockholder Communications with the Board

A stockholder of the Company who wants to communicate with the Board or with any individual director can write to the Chair of the Nominating and Corporate Governance Committee at ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, Pennsylvania 18360. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chair will:

•	forward the communication to the director(s) to whom it is addressed;

•	handle the inquiry directly, for example, where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chair of the Nominating and Corporate Governance Committee shall present a summary of all communications received since the last meeting and make those communications available to the directors upon request.

Audit Committee

The Audit Committee, which currently consists of Messrs. Kutteroff (Chair), Henning, Regan, Viechnicki and Fallon, is responsible for providing oversight relating to our financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market and under Securities and Exchange Commission Rule 10A-3. The Board of Directors believes that each of Mr. Kutteroff and Mr. Regan qualify as an “audit committee financial expert” as that term is defined in the rules and regulations of the Securities and Exchange Commission. The Audit Committee met 5 times during the fiscal year ended September 30, 2015.

Our Audit Committee operates under a written charter, which is available at our website at www.essabank.com. The duties and responsibilities of the Audit Committee include, among other things:

•	overseeing the integrity of the Company’s financial statements;

•	overseeing the Company’s compliance with legal and regulatory requirements;

•	overseeing the independent registered public accountant’s qualifications and independence;

•	overseeing the performance of the Company’s internal audit function and independent registered public accountant; and

•	overseeing the Company’s system of disclosure controls and system of internal controls regarding finance, accounting, and legal compliance.

The Audit Committee reports to the Board of Directors on its activities and findings.

Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accountants the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2015;

•	met with the Company’s CEO, CFO, internal auditors and the independent registered public accountants, both together and in separate executive sessions, to discuss the scope and the results of the audits and the overall quality of the Company’s financial reporting and internal controls;

•	discussed with the independent registered public accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the PCAOB under Rule 3200T;

•	received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and discussed with the independent registered public accountants its independence from the Company; and

•	pre-approved all audit, audit related and other services to be provided by the independent registered public accountants.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 be filed with the Securities and Exchange Commission.

The Audit Committee

Frederick E. Kutteroff (Chair)	Daniel J. Henning	Timothy S. Fallon
Brian T. Regan	William A. Viechnicki

Transactions with Certain Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by ESSA Bank & Trust to our executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. ESSA Bank & Trust is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made to executive officers under a benefit program maintained by ESSA Bank & Trust that is generally available to all other employees and that does not give preference to any executive officer over any other employee.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of our loans to our officers and directors and their related entities was $1,670,711 at September 30, 2015. As of September 30, 2015, these loans were performing according to their original terms.

Set forth below is certain information as to loans made by ESSA Bank & Trust to certain of its directors and executive officers, or their affiliates, pursuant to the loan program disclosed above, whose aggregate indebtedness to ESSA Bank & Trust exceeded $120,000 at any time since October 1, 2014. Unless otherwise indicated all of the loans are secured loans and all loans designated as residential loans are secured by the borrower’s principal place of residence.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance Since October 1, 2014	Balance on September 30, 2015	Interest Rate
Gary S. Olson	Conventional Mortgage	1/13/03	$600,000	$433,004	$405,428	2.90%
Robert C. Selig	Line of Credit	11/26/08	$188,000	$182,329	$172,329	Prime minus 0.25%
	Commercial Line of Credit	12/10/09	$125,000	$70,671	$70,448	Prime plus 1.75%
Brian T. Regan	Conventional Mortgage	11/28/11	$215,000	$162,250	$144,136	3.25%
	Line of Credit	10/30/03	$100,000	$48,010	$34,383	Prime
V. Gail Bryant	Conventional Mortgage	2/10/12	$195,000	$184,009	$179,359	3.80%
Charles D. Hangen	Conventional Mortgage	6/07/12	$352,500	$336,714	$328,173	3.75%
	Line of Credit	6/07/12	$23,500	$6,911	$—	Prime plus 1.00%

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews and approves the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other transactions with related persons to determine whether the transactions are fair, reasonable and within Company policy and should be ratified and approved. Other than as provided in the Audit Committee Charter, the Company does not maintain a written policy for the review of transactions with related persons.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries and other forms of compensation to be paid each year to the Chief Executive Officer and those executive officers and all NEOs who report directly to the Chief Executive Officer. The Compensation Committee consists of Directors Ms. Weekes (Chair) and Messrs. Kutteroff, Regan and Hosbach. None of these individuals was an officer or employee of ESSA Bancorp, Inc. or ESSA Bank & Trust during the fiscal year ended September 30, 2015, or is a former officer of ESSA Bancorp, Inc. or ESSA Bank & Trust.

During the fiscal year ended September 30, 2015: (i) no executive of ESSA Bancorp, Inc. served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of ESSA Bancorp, Inc.; (ii) no executive officer of ESSA Bancorp, Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee of ESSA Bancorp, Inc.; and (iii) no executive officer of ESSA Bancorp, Inc. served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of ESSA Bancorp, Inc.

Compensation Committee Report

Pursuant to rules and regulations of the Securities and Exchange Commission, this Compensation Report shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ESSA Bancorp specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Elizabeth B. Weekes (Chair)	Frederick E. Kutteroff
Brian T. Regan	Philip H. Hosbach, IV

Compensation Discussion and Analysis (CD&A)

This CD&A provides an overview of our executive compensation program and fiscal year pay determinations for our Chief Executive Officer (CEO) and other named executive officers (collectively, the “NEOs”), as shown below:

•	Gary S. Olson, President and CEO

•	Allan A. Muto, Executive Vice President and Chief Financial Officer

•	Charles D. Hangen, Senior Vice President and Chief Operating Officer

•	V. Gail Bryant, Senior Vice President, Retail Services Division

•	Diane K. Reimer, Senior Vice President, Administration/Operations Division

•	Thomas J. Grayuski, Vice President, Human Resources Services Division

Executive Summary

ESSA remains committed to following long-term strategies and controlling risks which together are intended to result in increased equity value for our stockholders. The Compensation Committee periodically reviews the Company’s pay practices to ensure the executive compensation program remains market competitive and aligned with the Company’s compensation philosophy, regulatory requirements and evolving best practices.

Company Performance

For the fiscal year ended September 30, 2015, we demonstrated solid performance in several key areas:

•	The Company reported net income of $9.8 million, or $0.94 per diluted share, an increase of $0.15 per diluted share, compared to net income of $8.5 million, or $0.79 per diluted share, for the corresponding 2014 period.

•	The Company’s return on average assets and return on average equity (which were important drivers for 2015 compensation payouts), respectively, were 0.62% and 5.68% for the 2015 period, compared with median results of 0.57% and 4.23% for the Raymond James Mid-Atlantic Thrifts Peer Group of 53 thrifts.

•	On July 29, 2015 the Company and Eagle National Bancorp, Inc. (“Eagle”) announced the signing of an Agreement and Plan of Merger whereby the Company would acquire Eagle and its wholly-owned subsidiary, Eagle National Bank.

•	The Eagle acquisition successfully closed on December 4, 2015. At closing, Eagle had total assets of approximately $173.7 million, total loans of approximately $124.2 million and total deposits of approximately $150.3 million.

2015 Compensation Decisions

In light of the Company’s performance, the following compensation actions were taken in 2015:

•	Base Salary: Modest increases for all named executive officers, except V. Gail Bryant, based upon various factors, such as the individual’s responsibilities, the individual’s performance and contribution to ESSA, the individual’s length of service with ESSA, and competitive market rates.

•	Annual Cash Incentives: Payouts at 109.3% of target based on ESSA’s ROA performance relative to the Raymond James Mid-Atlantic Thrifts Peer Group of 53 thrifts.

•	Long Term Incentives: The value of the long-term grants for 2015 were determined based on a number of factors, including the executive’s level within ESSA, competitive market practices and the executive’s performance leading up to the date of grant. For the fiscal year ending September 30, 2015, the actual size of the performance portion of the award was based on attainment of an ROE target (which was set by the Board at the beginning of the fiscal year) over a one-year performance period, subject to additional vesting for any earned awards. Based on ESSA’s ROE performance, 107.3% of the target performance-based award was earned, with 25% vesting at the end of fiscal year 2015, and the remaining portion of the award vesting in 25% increments over the next three fiscal years.

Say-On-Pay

We provide our stockholders with an annual opportunity to provide an advisory vote FOR or AGAINST the compensation of our NEOs. At last year’s annual meeting, a majority of our stockholders voted in favor of the compensation of our named executives with approximately 89% of the votes cast approving the “say on pay” proposal. Although the say on pay vote is advisory and is not binding on our Board, the Compensation Committee takes into consideration the outcome of the vote when making future executive compensation decisions.

Governance Practices & Policies

Our pay practices emphasize good governance and market practice.

We do		We do not

☑	Place significant emphasis on variable compensation, which includes cash and equity awards that are entirely dependent on the achievement of financial goals	☒ Offer compensation-related tax gross ups

☑ ☑	Use performance-related long-term compensation *Use performance-related annual compensation (with the bar raised for threshold performance levels for 2016)	☒ Have any significant perquisites

☑	Have stock ownership requirements for executives and directors	☒ Re-price stock options

☑	*Have an executive compensation clawback policy to ensure accountability (adopted in 2015)	☒ Have single-trigger equity vesting

☑	Have an independent compensation consultant advising the Compensation Committee

☑ ☑	Responsibly manage the use of equity compensation Conduct periodic compensation risk reviews to ensure our programs do not motivate employees to take unnecessary risk

☑	Have double-trigger equity vesting

*	New actions taken in 2015.

Executive Compensation Objectives and Philosophy

The primary objectives of ESSA’s executive compensation program are the following:

•	Institute pay programs that align executive interests with stockholder value creation

•	Attract, motivate and retain key executive talent

•	Link pay and performance

•	Mitigate unnecessary risk to the Company by avoiding certain compensation practices that may incentivize risk

To achieve these objectives, ESSA has structured the NEO compensation program in the following manner:

•	Salary levels and merit increases that reflect position responsibilities, competitive market rates, strategic importance of the position and individual performance.

•	Annual cash incentive (i.e., bonus) payments that are based on ESSA’s annual financial performance, as approved by the Compensation Committee, and achievement of certain strategic non-financial performance objectives. The Compensation Committee may only exercise negative discretion over bonus payments to the CEO and other NEOs (positive discretion is prohibited).

•	Long-term equity-based incentives that reward outstanding performance with incentives that focus our management team on creating stockholder value over the long term. By increasing the equity holdings of our NEOs, we provide them with a continuing stake in our long-term success. Performance-based targets were set for determining the size of a portion of the grants of restricted stock made for the fiscal year, coupled with a four-year vesting schedule for such awards.

•	Benefit programs that provide all of our employees, including the NEOs, with access to health and welfare benefits. All of our employees are also eligible to participate in retirement plans sponsored by ESSA. Our benefit programs are designed to be competitive with our peers. To support these objectives, our total compensation (sum of base salary, annual incentive, long-term incentives) and benefits package for our NEOs are positioned around median competitive levels for commensurate performance, taking into account the relative responsibilities of our NEOs. Actual total compensation in any given year may be above or below the target level and market median, based on individual and corporate performance.

Compensation Decision Process

The Compensation Committee is responsible for establishing and overseeing the executive compensation program, annually reviewing and approving the compensation of the CEO and reviewing and approving the CEO’s recommendations regarding the compensation of the other NEOs. The Compensation Committee makes reference to market data to determine changes in compensation of the NEOs, and it weighs a variety of different factors in its deliberations.

The CEO does not play any role in the Compensation Committee’s determination of his own pay. The Compensation Committee does, however, solicit input from the CEO concerning the performance and compensation of the other NEOs. The CEO bases his recommendations on his assessment of each individual’s performance, external market pay practices, retention risk and ESSA’s overall pay philosophy. All NEO compensation decisions are ultimately made by the Compensation Committee.

The Compensation Committee engaged the services of an independent compensation consultant, Pearl Meyer and Partners, LLC (“Pearl Meyer”), to assist it in evaluating executive compensation programs and in making determinations regarding executive officer compensation. The independent compensation consultant reports directly to the Compensation Committee, is available to advise the Compensation Committee and does not perform any other services for ESSA. Pearl Meyer has certified to the Compensation Committee that they are “independent” within the meaning of applicable laws and regulations.

Assessing Competitive Practice (Peer Groups)

In order to ensure that the Company is providing a competitive executive compensation program that will attract and retain key executive talent, ESSA periodically conducts a market-based compensation analysis. The Company conducts this market analysis with the assistance of Pearl Meyer using two types of market data:

•	Peer group data: The Compensation Committee used the pay levels and compensation practices of the following 11-company peer group to set pay levels for fiscal year 2015, as determined with the assistance of Pearl Meyer, which includes companies similar in asset size and within the same industry as ESSA.*

2015 Peer Group
ACNB Corporation	Codorus Valley Bancorp, Inc.
Bryn Mawr Bank Corporation* Cape Bancorp, Inc. Citizens & Northern Corporation* Clifton Bancorp Inc. CNB Financial Corporation	ConnectOne Bancorp, Inc.* ESB Financial Corporation* Fox Chase Bancorp, Inc. Peapack-Gladstone Financial Corporation

*	Due to merger and acquisition activity, significant changes in company asset size and other factors among the peer group, ESSA modified its peer group by eliminating peers noted with a single asterisk and adding others noted below that are similar in asset size and within the same industry as ESSA. Going forward, the Compensation Committee used the pay levels and compensation practices of the following 12-company peer group to set pay levels for fiscal year 2016:

2016 Peer Group
ACNB Corporation	OceanFirst Financial Corp.**
Cape Bancorp, Inc. Clifton Bancorp Inc. CNB Financial Corporation Codorus Valley Bancorp, Inc. Fox Chase Bancorp, Inc.	Old Line Bancshares, Inc.** Orrstown Financial Services, Inc.** Penns Woods Bancorp, Inc.** Peoples Financial Services Corp.** Sun Bancorp, Inc.**

**	New peer for 2016

•	Survey data: The Compensation Committee also considered third-party compensation data surveys that focused on banks that were similar to ESSA in asset size and geographic region since we believe that our most direct competitors for executive talent are not necessarily limited to the companies included in our Peer Group. The Compensation Committee does not materially rely upon data from any individual company participating in any of the surveys in making compensation decisions.

Elements of the Compensation Package and 2015 Pay Outcomes

Our total compensation package primarily consists of base salaries, annual incentives and long-term incentives. We also provide modest benefits available to all employees in addition to limited retirement benefits.

Base Salaries. Executive officer base salary levels are evaluated by the Compensation Committee on an annual basis. In general, salary ranges are developed considering the results of the independent review of the competitiveness of the total compensation program for the position, as well as overall importance of each position within the organization. The Compensation Committee then takes into consideration the NEO’s performance and contribution to the long-term goals of the Company, leadership, operational effectiveness and experience in the industry, overall competitiveness with market levels, as well as recent operating results, performance targets and other relevant factors.

Fiscal Year 2015 Base Salaries

The Committee assessed modifications to base salaries in 2015 based in part on Pearl Meyer’s 2014 market analysis. This analysis revealed that Mr. Olson’s base salary was below market median. Based on this outcome and the Compensation Committee’s review of Mr. Olson’s performance for the fiscal year ended September 30, 2014, Mr. Olson received an annual base salary increase of $40,000 (11%) from the previous fiscal year to bring his salary in line with market median practices. This increase was effective beginning in ESSA’s fiscal 2015 year.

The Compensation Committee reviewed similar considerations for each of the other NEOs and determined that increases were appropriate for Mr. Muto, Mr. Hangen, Ms. Bryant, Ms. Reimer and Mr. Grayuski based upon their performance and to maintain competitive base salary levels. Accordingly, Mr. Muto, Mr. Hangen, Ms. Bryant, Ms. Reimer and Mr. Grayuski received an annual base salary increase of $14,000 (7%), $22,000 (15%), $4,000 (3%), $7,000 (5%), and $13,000 (10%), respectively, effective beginning in ESSA’s fiscal 2015 year. In addition, as a result of his promotion to SVP, Chief Operating Officer in August, 2015, Mr. Hangen received an additional base salary increase of $10,000 (6%).

Base Salaries of NEOs
Name	Fiscal Year 2014	Fiscal Year 2015	Percent Increase
Gary S. Olson	$360,000	$400,000	11%
Allan A. Muto	$201,000	$215,000	7%
Charles D. Hangen	$149,000	$181,000	21%
V. Gail Bryant	$149,000	$153,000	3%
Diane K. Reimer	$143,000	$150,000	5%
Thomas J. Grayuski	$133,000	$146,000	10%

Fiscal Year 2016 Base Salaries

During fiscal 2015, the Committee and Pearl Meyer again compared base salaries against an updated 2015 market analysis. This analysis revealed that Mr. Olson’s base salary continued to be below market median. Based on Pearl Meyer’s 2015 market analysis and the Compensation Committee’s review of Mr. Olson’s performance for the fiscal year ended September 30, 2015, Mr. Olson received an annual base salary increase of $20,000 (5%) from the previous fiscal year to bring his salary more in line with market median practices. This increase to Mr. Olson’s annual base salary was effective beginning in ESSA’s fiscal 2016 year. This analysis also revealed that in light of his promotion to SVP, Chief Operating Officer in August, 2015, Mr. Hangen’s base salary was positioned well below market median. In order to bring his salary more in line with market median levels, Mr. Hangen received an annual base salary increase of $22,000 (12%) which was effective beginning in ESSA’s fiscal 2016 year.

The Compensation Committee reviewed similar considerations for each of the other NEOs and determined that increases were appropriate for Mr. Muto, Ms. Reimer and Mr. Grayuski based upon their performance and to maintain competitive base salary levels. Accordingly, Mr. Muto, Ms. Reimer and Mr. Grayuski received an annual base salary increase of $8,600 (4%), $6,000 (4%), and $5,840 (4%), respectively, effective beginning in ESSA’s fiscal 2016 year. Ms. Bryant did not receive a raise.

Annual Incentives. The ESSA Bank & Trust Executive/Management Annual Incentive Plan is a cash bonus plan designed to motivate and reward participants, including the NEOs, for their contribution to ESSA and for achieving annual financial goals. The Compensation Committee established bonus targets for each NEO as a percentage of base salary. For 2015, actual bonuses were paid out at 109.3% of target as follows:

Name	Target Bonus %	Actual Bonus as % of Base Salary	Actual Bonus Paid in Dollars
Gary S. Olson	50%	54.6%	$217,512
Allan A. Muto	40%	43.7%	$93,673
Charles D. Hangen	40%	43.7%	$75,678
V. Gail Bryant	35%	38.2%	$58,437
Diane K. Reimer	35%	38.2%	$57,236
Thomas J. Grayuski	35%	38.2%	$55,601

ESSA uses a formulaic annual incentive plan based on the Company’s achievement of ROA goals relative to the Raymond James Mid-Atlantic Thrifts Peer Group of 53 thrifts (“RJ Index”). At the end of fiscal year 2015, the Company’s ROA and the ROAs of each member of the RJ Index was calculated. ESSA’s relative ROA was then calculated, and a corresponding payout percentage was calculated pursuant to the following table:

2015 Relative ROA Performance	Actual Payout % As % of Target Bonus %
< 25th Percentile	0%
25th Percentile (threshold)	50%
50th Percentile (target)	100%
75th Percentile (maximum)	150%

For fiscal year 2015, ESSA’s ROA of 0.62%, was equivalent to the 54.6 percentile of the Mid-Atlantic Thrifts Peer Group, whose median ROA was 0.57%, equating to an actual payout percentage of 109.3%.

For fiscal year 2016, the Compensation Committee modified the threshold percentile performance level in the annual incentive plan to make it even more rigorous. Specifically, no bonus will be paid if the ROA falls below the 35th percentile (vs. 25th in 2015).

Long-Term Incentive Compensation. Beginning in fiscal 2014, to further align ESSA’s compensation program with Company performance, the Company split long-term awards to NEOs between time-based restricted stock and performance-based restricted stock. The value of the long-term grants for 2014 was determined based on a number of factors, including the level of the executive’s seniority, competitive market practice and the executive’s performance leading up to the date of the grant. The 2015 long-term grants were split into two components:

•	50% of the award value is granted in the form of time-based restricted stock, 25% of which vests at the end of fiscal year 2015, with an additional 25% vesting annually on September 30, 2016, 2017 and 2018, respectively. At each vesting date, awards are issued as ESSA common stock. The primary objective of the time-based restricted stock award is to reward employee contributions and encourage continued employment (retention) with the Company.

•	50% of the award value is granted in the form of performance-based restricted stock subject to achievement of performance criteria over a one-year performance period and additional vesting for any achieved awards. At each vesting date, awards are settled in cash.

•	Executives can earn between 0% and 150% of the performance-based restricted stock award granted based upon ESSA’s ROE performance over a one-year period (achievement will be interpolated between the various performance points on the table):

Actual ROE Performance (% of Target)	Actual Award (% of Target)
<80%	0%
80% (threshold)	50%
100% (target)	100%
125% (maximum)	150%

•	The performance target for the fiscal year ending September 30, 2015 was an ROE of 5.48% (which was set by the Board at the beginning of the fiscal year), with a threshold performance of 4.38% (80% of the target level) and a maximum performance of 6.85% (125% of the target level).

•	For the fiscal year 2015 period, ESSA’s actual ROE of 5.68% resulted in an actual payout percentage of 107.3% of target. All of the earned awards vested 25% at the end of fiscal year 2015, with an additional 25% vesting on September 30, 2016, 2017 and 2018.

•	All performance-based awards will be settled in cash.

•	The primary objectives of the performance-based restricted stock awards are to (i) reward the executive for the Company’s performance, (ii) align his or her financial interests with the long-term interests of the Company’s stockholders, and (iii) encourage the continued retention of the executive. This plan addresses ESSA’s desire to incorporate a financial goal that was measureable and controllable by ESSA management while acknowledging that multi-year performance goals are subject to changes in the market beyond ESSA’s control.

Executives will forfeit any unvested restricted stock awards if their employment by the Company is terminated for any reason prior to vesting, except in the event of death, disability, retirement or involuntary termination following a change in control.

Other Compensation. While the majority of each NEO’s compensation packages are comprised of base salary, annual incentives and long-term incentives as discussed above, ESSA does provide modest other benefits discussed following our tabular disclosures, below.

Other Compensation Policies and Guidelines

Stock Ownership Guidelines. To align the interests of the Company’s NEOs with the interests of ESSA’s shareholders, ESSA maintains stock ownership guidelines, where NEOs are required to own shares of common stock equal to a specified multiple of their annual base salary. The applicable levels are as follows:

CEO	3x salary
CFO	2x salary
Other NEOs	1x salary

NEOs have five years from the date of hire to meet these ownership requirements.

Clawback Policy. In accordance with a clawback policy adopted by the Board of Directors in 2015, as a condition to receiving incentive compensation, NEOs agree to return bonus and other incentive compensation paid by the Company (including cancellation of outstanding equity awards and reimbursement of any gains realized on such awards) if: (i) the payment or award was granted, earned or vested based in whole or in part on the attainment of a financial reporting measure (i.e., a measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements); (ii) there is an accounting restatement of financial statements due to material noncompliance with financial reporting requirements under the federal securities laws (a “Restatement”); and (iii) the amount of the bonus or incentive compensation, as calculated under the restated financial results, is less than the amount actually paid or awarded under the original financial results. Only incentive compensation that is paid during (or with respect to) the three years preceding a Restatement is subject to the foregoing clawback. Our Clawback Policy may be updated to reflect any final regulations issued in the future.

Tax Deductibility under Section 162(m) of the Internal Revenue Code. ESSA’s compensation programs are intended to provide for compensation that is tax deductible, but the Company recognizes that the best interests of our stockholders may at times be better served by compensation arrangements that are not tax deductible. Section 162(m) of the Internal Revenue Code places a $1,000,000 limit on the amount of compensation that we may deduct for tax purposes for any year with respect to the executive who serves as CEO at year-end, and any of our three other most highly compensated employees who serve as NEOs at year-end, other than the Chief Financial Officer. The $1,000,000 limit does not apply to performance-based compensation, as defined under Section 162(m). ESSA’s executive compensation program is designed to maximize the deductibility of compensation. When warranted due to competitive or other factors, however, the Compensation Committee may in certain circumstances decide to exceed the deductibility limit under Section 162(m) or to otherwise pay non-deductible compensation.

Summary Compensation Table

The following table sets forth, for the fiscal years ended September 30, 2015, 2014 and 2013, certain information as to the total remuneration paid to the Company’s Chief Executive Officer, Chief Financial Officer and the four other most highly compensated executive officers of the Company.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in pension value and non- qualified deferred compensation earnings (4) ($)	All other compensation ($)		Total ($)	Total Without Change in Pension Value ($)(11)
Gary S. Olson, President and Chief Executive Officer	2015 2014 2013	398,154 358,731 313,370	— — 195,856	150,022 100,006 62,303	217,512 219,830 —	1,545,956 231,445 12,354	24,651 28,938 28,728	(5)	2,336,295 938,950 612,611	790,339 707,505 600,257
Allan A. Muto, Executive Vice President and Chief Financial Officer	2015 2014 2013	214,354 200,371 185,913	— — 92,956	75,012 60,022 41,539	93,673 98,222 —	31,979 62,253 —	21,960 18,155 19,029	(6)	436,978 439,023 339,437	404,999 376,770 339,437
Charles D. Hangen Senior Vice President, Chief Operating Officer	2015	173,177	—	60,004	75,678	8,533	6,757	(7)	324,149	315,616
V. Gail Bryant, Senior Vice President, Retail Services Division	2015 2014 2013	152,816 148,872 145,235	— — 63,540	50,008 40,006 36,354	58,437 63,840 —	44,660 102,226 —	8,769 8,768 11,239	(8)	314,690 363,712 256,368	270,030 261,486 256,368
Diane K. Reimer, Senior Vice President, Administration/Operations Division	2015 2014 2013	149,677 142,551 126,877	— — 47,579	50,008 40,006 34,275	57,236 61,140 —	59,482 154,090 13,351	13,662 13,087 12,494	(9)	330,065 410,874 234,576	270,583 256,784 221,225
Thomas J. Grayuski Vice President, Human Resources Services Division	2015 2014	145,400 132,671	— —	50,008 40,006	55,601 56,903	231,522 76,178	11,058 10,358	(10)	493,589 316,116	262,067 239,938

(1)	See discussion of “Annual Incentives” above.
(2)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, of restricted stock awards pursuant to the ESSA Bancorp, Inc. 2007 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 13 to our audited financial statements for the fiscal year ended September 30, 2015 included in our Annual Report on Form 10-K. 50% of an executive’s 2015 restricted stock awards was performance-based and 50% was time-based. Assuming vesting of performance-based awards granted in 2015 at the maximum level of 150% of target, the grant date fair value of these performance-based awards would have been as follows: Mr. Olson—$112,517; Mr. Muto—$56,259; Mr. Hangen—$45,003; Ms. Bryant—$37,506; Ms. Reimer—$37,506, and Mr. Grayuski—$37,506. The number of performance-based awards are determined at the fiscal year end following the date of grant and then are subject to a time-based vesting schedule as described in the “Outstanding Equity Awards at Year End” table below. All performance-based awards will be settled in cash.
(3)	See discussion of “Annual Incentives” above. Starting October 1, 2013, the Compensation Committee does not have discretion to increase the amount of the annual cash incentive awards, such that, starting October 1, 2013, annual incentives are reported in the Non-Equity Incentive Plan Compensation column above.
(4)	Includes the year-to-date change in the actuarial present value of the accumulated benefit. Mr. Olson, Ms. Reimer and Mr. Grayuski are eligible to receive 70% of final average compensation (determined over the executive’s high 5-year average compensation during the 10 years before retirement) payable for the remainder of their lifetime if they retire from the Company after completing 30 years of service with the Company. This benefit is comprised of the Company’s qualified and non-qualified retirement plan benefits. The amount of the total benefit provided under each component varies, but in the aggregate, the target benefit remains 70% of final average compensation. See the Pension Benefits table below for the present value of the benefit accumulated under the Pension Plan and SERP for all named executive officers. No above-market or preferential earnings under the SERP are reportable for 2015.

(footnotes continued on next page)

(5)	Includes $10,450 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $5,626 for life insurance premiums and benefits; $879 for long term disability insurance premiums; $5,018 for personal use of a bank owned automobile and $2,186 for dividends on unvested stock awards.
(6)	Includes $7,849 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $2,802 for life insurance premiums and benefits; $622 for long term disability insurance premiums; $8,986 for personal use of a bank owned automobile and $1,209 for dividends on unvested stock awards.
(7)	Includes $4,311 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $459 for life insurance premiums and benefits; $505 for long term disability insurance premiums and $990 for dividends on unvested stock awards.
(8)	Includes $5,699 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $1,772 for life insurance premiums and benefits and $806 for dividends on unvested stock awards.
(9)	Includes $10,450 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $1,479 for life insurance premiums and benefits, $435 for long-term disability insurance premiums and $806 for dividends on unvested stock awards.
(10)	Includes $8,322 for health insurance premiums; $434 for dental insurance premiums; $58 for vision insurance premiums; $1,016 for life insurance premiums and benefits; $422 for long term disability insurance premiums and $806 for dividends on unvested stock awards.
(11)	To show how the year-over-year change in pension value impacted total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, as described in footnote 2 to this table, from the amounts reported in the Total column. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the Total column. The increase in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column resulted from increases to average compensation and aging one more year.

Grants of Plan-Based Awards. The following table sets forth information regarding plan-based awards made to our named executive officers for the fiscal year ended September 30, 2015. The “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” shown in the table below refer to awards made under our Annual Cash Incentive Plan, discussed above under “Annual Incentives.”

Grants Of Plan-Based Awards Table For The Fiscal Year Ended September 30, 2015

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)
Gary S. Olson, President and Chief Executive Officer	10/1/2014 5/20/2015 5/20/2015	99,538 — —	199,077 — —	298,615 — —	— 2,874 —	— 5,748 —	— 8,622 —	— — 5,748	— 75,011 75,011
Allan A. Muto, Executive Vice President and Chief Financial Officer	10/1/2014 5/20/2015 5/20/2015	42,871 — —	85,742 — —	128,612 — —	— 1,437 —	— 2,874 —	— 4,311 —	— — 2,874	— 37,506 37,506
Charles D. Hangen, Senior Vice President, Chief Operating Officer	10/1/2014 5/20/2015 5/20/2015	34,635 — —	69,271 — —	103,906 — —	— 1,150 —	— 2,299 —	— 3,449 —	— — 2,299	— 30,002 30,002
V. Gail Bryant, Senior Vice President, Retail Services Division	10/1/2014 5/20/2015 5/20/2015	26,743 — —	53,485 — —	80,228 — —	— 958 —	— 1,916 —	— 2,874 —	— — 1,916	— 25,004 25,004
Diane K, Reimer, Senior Vice President, Administration/Operations Division	10/1/2014 5/20/2015 5/20/2015	26,193 — —	52,387 — —	78,580 — —	— 958 —	— 1,916 —	— 2,874 —	— — 1,916	— 25,004 25,004
Thomas J. Grayuski, Vice President, Human Resources Services Division	10/1/2014 5/20/2015 5/20/2015	25,445 — —	50,890 — —	76,335 — —	— 958 —	— 1,916 —	— 2,874 —	— — 1,916	— 25,004 25,004

(1)	The amounts reported in these columns include potential payouts corresponding to achievement of the threshold, target and maximum performance objectives under the Annual Cash Incentive Plan.
(2)	No consideration was paid for these awards. The amount of each stock award is contingent upon satisfying a performance-based target as of September 30, 2015. If the performance objectives are met or exceeded, the number of shares earned vest 25% on September 30, 2015, 2016, 2017 and 2018, but will become 100% vested upon death, disability, retirement or involuntary termination of employment following a change in control.
(3)	No consideration was paid for these awards. Awards are subject to time-based vesting and will vest 25% on September 30, 2015, 2016, 2017 and 2018, but will become 100% vested upon death, disability, retirement or involuntary termination of employment following a change in control.
(4)	Amount shown represents the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718, based on attaining the performance at the target level.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of September 30, 2015 for our named executive officers.

		Outstanding Equity Awards at Fiscal Year End September 30, 2015
		Option Awards			Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) unexercisable/ exercisable (1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested(2)	Market value of shares or units of stock that have not vested ($)(3)
Gary S. Olson, President and	5/23/08	360,844	$12.35	5/22/2018	—	—
Chief Executive Officer	7/22/14	—	—	—	2,259	29,277
	7/22/14	—	—	—	2,759	35,757
	5/20/15				4,311	55,871
	5/20/15				4,613	59,781
Allan A. Muto, Executive Vice	5/23/08	153,275	$12.35	5/22/2018	—	—
President and Chief Financial	7/22/14	—	—	—	1,355	17,561
Officer	7/22/14	—	—	—	1,656	21,462
	5/20/15				2,155	27,929
	5/20/15				2,306	29,891
Charles D. Hangen, Senior Vice	7/22/14	—	—	—	1,129	14,632
President, Chief Operating	7/22/14	—	—	—	1,380	17,885
Officer	5/20/15				1,724	22,343
	5/20/15				1,845	23,911
V. Gail Bryant, Senior Vice	5/23/08	117,904	$12.35	5/22/2018	—	—
President, Retail Services	7/22/14	—	—	—	903	11,703
Division	7/22/14	—	—	—	1,104	14,308
	5/20/15				1,437	18,624
	5/20/15				1,538	19,927
Diane K. Reimer, Senior Vice	5/23/08	100,218	$12.35	5/22/2018	—	—
President, Administration/Operations	7/22/14	—	—	—	903	11,703
Division	7/22/14	—	—	—	1,104	14,308
	5/20/15				1,437	18,624
	5/20/15				1,538	19,927
Thomas J. Grayuski, Vice	5/23/08	94,323	$12.35	5/22/2018	—	—
President, Human Resources	7/22/14	—	—	—	903	11,703
Services Division	7/22/14	—	—	—	1,104	14,308
	5/20/15	—	—	—	1,437	18,624
	5/20/15	—	—	—	1,538	19,927

(footnotes on next page)

(1)	All option awards listed vested at a rate of 20% per year commencing on May 23, 2009, so all option awards are fully vested and exercisable as of May 23, 2013.
(2)	Awards listed that were granted on July 22, 2014 vest at a rate of 25% per year commencing on September 30, 2014, so the first 25%, which vested on September 30, 2014, and the second 25%, which vested on September 30, 2015, are not included in the chart. Awards listed that were granted on May 20, 2015 vest at a rate of 25% per year commencing on September 30, 2015, so the first 25%, which vested on September 30, 2015, is not included in the chart.
(3)	Represents market value for both time-based and performance-based restricted stock grants, based on the closing market price of the Company’s common stock of $12.96 on September 30, 2015.

Option Exercises and Stock Vested. The following table sets forth information with respect to option exercises and stock that vested during the year ended September 30, 2015 for the named executive officers.

	OPTION EXERCISES AND STOCK VESTED FOR THE YEAR ENDED SEPTEMBER 30, 2015
		Option awards		Stock awards
Name	Grant Date	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Gary S. Olson, President and Chief Executive Officer	7/22/14	—	—	1,129	14,632
	7/22/14	—	—	1,380	17,878
	5/20/15	—	—	1,437	18,624
	5/20/15	—	—	1,538	19,927
Allan A. Muto, Executive Vice President and Chief Financial Officer	7/22/14	—	—	678	8,787
	7/22/14	—	—	828	10,731
	5/20/15	—	—	719	9,318
	5/20/15	—	—	769	9,964
Charles D. Hangen, Senior Vice President, Chief Operating Officer	7/22/14	—	—	565	7,322
	7/22/14	—	—	690	8,942
	5/20/15	—	—	575	7,452
	5/20/15	—	—	615	7,970
V. Gail Bryant, Senior Vice President, Retail Services Division	7/22/14	—	—	452	5,858
	7/22/14	—	—	552	7,154
	5/20/15	—	—	479	6,208
	5/20/15	—	—	513	6,642
Diane K. Reimer, Senior Vice President, Administration/Operations Division	7/22/14	—	—	452	5,858
	7/22/14	—	—	552	7,154
	5/20/15	—	—	479	6,208
	5/20/15	—	—	513	6,642
Thomas J. Grayuski, Vice President, Human Resources Services Division	7/22/14	—	—	452	5,858
	7/22/14	—	—	552	7,154
	5/20/15	—	—	479	6,208
	5/20/15	—	—	513	6,642

(1)	Based on the $12.96 per share closing price of our common stock on the vesting date, which was September 30, 2015.

Pension Benefits. The table below shows the present value of accumulated benefits payable to each of the named executive officers, including the number of years of service credited to each such named executive officer under each of the Pension Plan and Supplemental Executive Retirement Plans determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements.

Pension Benefits
Name	Plan name(1)	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Gary S. Olson,	Pension Plan	39	1,388,596	—
President and Chief Executive Officer	SERP	11	1,953,411	—
Allan A. Muto, Executive Vice President and Chief Financial Officer	Pension Plan	15	324,417	—
Charles D. Hangen Senior Vice President, Chief Operating Officer	Pension Plan	3	18,842	—
V. Gail Bryant, Senior Vice President, Retail Services Division	Pension Plan	22	669,160	—
Diane K. Reimer,	Pension Plan	33	1,058,577	—
Senior Vice President, Administration/Operations Division	SERP	11	—	—
Thomas J. Grayuski,	Pension Plan	20	414,899	—
Vice President, Human Resources Services Division	SERP	11	201,807	—

(1)	The Company maintains a tax-qualified defined benefit pension plan, which is referred to in this table as the “Pension Plan” and supplemental executive retirement plan, which is referred to in this table as “SERP.” The SERP has a defined-benefit type formula. The terms of the Pension Plan and SERPs are described more fully, below.

Other Benefit Plans and Agreements

Employment Agreements. ESSA Bancorp has entered into employment agreements with each of the named executive officers. The agreements with Messrs. Olson and Muto have an initial term of three years, and the agreements with Ms. Reimer, Mr. Hangen, Ms. Bryant and Mr. Grayuski have an initial term of two years. The employment agreements renew annually unless notice of non-renewal is provided. All employment agreements have renewed annually except Ms. Bryant was given notice on December 10, 2015 that the term of her employment agreement will no longer renew. Under the agreements, as of September 30, 2015, the base salaries for Messrs. Olson, Muto, Hangen, Ms. Bryant, Ms. Reimer and Mr. Grayuski are $400,000, $215,000, $181,000, $153,000, $150,000, and $146,000 , respectively. Base salaries will be reviewed at least annually and may be increased, but not decreased. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees and use of an automobile (in the case of Mr. Olson). The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Each of the executives is entitled to severance payments and benefits in the event of his or her termination of employment under specified circumstances. In the event the executive’s employment is involuntarily terminated without cause or the executive voluntarily resigns within 90 days following (1) the failure to elect or reelect or to appoint or reappoint the executive to his or her executive position or a material change in the executive’s functions, duties, or responsibilities, which change would cause executive’s position to become one of lesser responsibility, importance or scope; (2) the relocation of executive’s principal place of employment to a location that is more than 50 miles from the location of ESSA Bank & Trust’s principal executive offices as of the date of the agreement; (3) a material reduction in benefits and perquisites including base salary (except for any bank-wide or officer-wide reduction); (4) the liquidation or dissolution of ESSA Bancorp or ESSA Bank & Trust; or (5) a breach of the employment agreement by ESSA Bancorp (collectively, a “Good Reason”), the executive would be entitled to a severance payment equal to three times (in the case of Messrs. Olson and Muto) or two times (for all other executives) the sum of the executive’s base salary and the highest rate of bonus awarded to the executive during the prior three years (for Messrs. Olson and Muto) or two years (for all other executives), payable in a lump sum within 30 days following the termination date, unless a 6-month delay in payment is required in order to comply with Internal Revenue Code Section 409A. In addition, the executive would be entitled, at ESSA Bancorp’s sole expense, to the continuation of life, medical, dental and vision coverage for 36 months (in the case of Messrs. Olson and Muto) or 24 months (for all other executives) after termination of the agreement. The executive would also receive a lump sum payment of the excess, if any, of the present value of the benefits he or she would be entitled to under the ESSA Bancorp or ESSA Bank & Trust’s defined benefit pension plan if the executive had continued working for ESSA Bancorp for 36 months (in the case of Messrs. Olson and Muto) or 24 months (for all other executives) over the present value of the benefits to which the executive is actually entitled as of the date of termination. In the event that the severance payment provisions of the employment agreement were triggered for one of the covered executives at September 30, 2015, the executive would be entitled to a cash severance benefit in the amount of approximately $2,014,659, $1,035,956, $538,814, $456,080, $485,026, and $493,562 in the case of Messrs. Olson, Muto, Hangen, Grayuski, Ms. Bryant and Ms. Reimer, respectively.

If the executive’s employment is involuntarily terminated without cause or the executive voluntarily resigns for Good Reason within 24 months following a change in control, the executive would be entitled to the same severance and benefits described in the above paragraph; however, such payments may be reduced due to Section 280G of the Internal Revenue Code. The employment agreements for the named executive officers provide for a reduction in the amount of any payments made in connection with a change in control which would otherwise constitute “excess parachute payments” under Section 280G of the Internal Revenue Code. The total payment owed to the executive upon a change in control will be reduced to an amount that is $1.00 less than the amount that would otherwise be an “excess parachute payment” under Code Section 280G.

Upon termination of the executive’s employment other than in connection with a change in control, the executive agrees not to compete with ESSA Bancorp for one year following termination of employment within 50 miles of any existing branch of ESSA Bank & Trust or 50 miles of any office for which ESSA Bank & Trust or a subsidiary has filed an application for regulatory approval.

In the event the executive becomes disabled, ESSA Bancorp would continue to pay the executive his or her base salary for the longer of the remaining term of the agreement or one year, provided that any amount paid to the executive pursuant to any disability insurance would reduce the compensation the executive would receive and will provide life insurance, medical, dental and vision coverage until the earlier of executive’s return to employment, age 65 or death. In the event that the disability benefit provisions of the employment agreement were triggered for one of the covered executives at September 30, 2015, the executive would be entitled to cash disability benefits in an amount up to approximately $1,025,753, $556,055, $227,614, $231,600, $242,704, and $237,945 in the case of Messrs. Olson, Muto, Hangen, Grayuski, Ms. Bryant and Ms. Reimer, respectively. In the event the executive dies while employed by ESSA Bancorp, the executive’s estate will be paid the executive’s base salary for one year and the executive’s family will be entitled to continuation of medical, dental and vision benefits for one year after the executive’s death. In the event that the death benefit provisions of the employment agreement were triggered for one of the covered executives at September 30, 2015, Messrs. Olson, Muto, Hangen, Grayuski, Ms. Bryant and Ms. Reimer’s beneficiaries would be entitled to a cash payment in the amount of approximately $413,848, $227,744, $185,800, $157,016, $157,800, and $163,848, respectively.

Stock Award and Stock Option Program. Stockholders approved the ESSA Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Equity Plan”) on May 8, 2008. Under this plan, individuals may receive awards of Company common stock and grants of options to purchase Company common stock. The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of our officers and employees with stockholders since such compensation is directly linked to the performance of the Company’s common stock. In addition, stock options and restricted stock awards granted to our named executive officers generally vest over a four-year period, with accelerated vesting in the event of death, disability, involuntary termination of employment (other than for cause) of service following a change in control, thereby aiding retention.

Assuming that accelerated vesting occurred as of September 30, 2015 due to death, disability or an involuntary termination of employment (other than for cause) following a change in control, based on the closing price per share of Company common stock on that date, the value of a reasonable estimate of the awards made to the named executive officers for the fiscal year which ended on September 30, 2015 would be as follows: Mr. Olson would receive $180,686 in value for accelerated restricted stock; Mr. Muto would receive $96,843 in value for accelerated restricted stock; Mr. Hangen would receive $78,771 in value for accelerated restricted stock; Ms. Bryant would receive $64,562 in value for accelerated restricted stock; and Ms. Reimer would receive $64,562 in value for accelerated restricted stock and Mr. Grayuski would receive $64,562 in value for accelerated restricted stock.

401(k) Plan. ESSA Bank & Trust maintains a non-standardized prototype 401(k) plan through Massachusetts Mutual Life Insurance Company (MassMutual). Employees may participate in the plan when they have attained age 21 and completed one year of service and have been credited with 1,000 hours during the year of service. Participants may make pre-tax salary deferrals to the plan not to exceed $18,000 (which is the 2015 limit; the limit is adjusted annually for IRS-announced cost-of-living increases). In addition, participants who are 50 or older may make pre-tax “catch up” contributions to the plan up to $6,000 (this limit is also adjusted annually by the IRS for cost-of-living increases). All contributions are 100% vested. Distributions will be made upon death, disability, termination of employment, or attainment of age 59-1/2. In addition to the other self-directed investment alternatives offered under the plan, participants are offered the opportunity to purchase stock in the Company through a unitized employer stock fund, consisting of 95% stock and 5% cash. Benefits are paid in the form of lump sum.

Employee Stock Ownership Plan. ESSA Bank & Trust sponsors the ESSA Bank & Trust Employee Stock Ownership Plan for the benefit of its employees. Employees who are at least 21 years old with at least one year of service during which the employee has completed at least 1,000 hours of service with ESSA Bank & Trust are eligible to participate. As part of ESSA Bank & Trust’s 2007 stock offering, the Employee Stock Ownership Plan trust borrowed funds from the Company and used those funds to purchase a number of shares equal to 8% of the common stock sold in the offering (1,358,472 shares). Collateral for the loan is the common stock purchased by the Employee Stock Ownership Plan. The loan will be repaid principally from ESSA Bank & Trust’s discretionary contributions to the Employee Stock Ownership Plan over a period of up to 30 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the Employee Stock Ownership Plan will be held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the Employee Stock Ownership Plan and shares released from the suspense account in an amount proportional to the repayment of the Employee Stock Ownership Plan loan will be allocated among Employee Stock Ownership Plan participants on the basis of compensation in the year of allocation. Participants will be 100% vested in benefits under the plan upon completion of three years of credited service, with credit given to participants for years of credited service with ESSA Bank & Trust’s mutual predecessor. A participant’s interest in his or her account under the plan will also fully vest in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits will be payable in the form of common stock and/or cash. ESSA Bank & Trust’s contributions to the Employee Stock Ownership Plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the Employee Stock Ownership Plan cannot be estimated. Pursuant to generally accepted accounting principles, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released or committed to be released from the suspense account.

Defined Benefit Pension Plan. Since 1969, ESSA Bank & Trust has maintained an individually designed, tax-qualified defined benefit plan (the “Pension Plan”). All employees age 21 or older who have completed one year of employment with ESSA Bank & Trust are eligible for membership in the Pension Plan; however, only employees who have been credited with 1,000 or more hours of service with ESSA Bank & Trust are eligible to accrue benefits under the Pension Plan. ESSA Bank & Trust annually contributes an amount to the plan necessary to at least satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The regular form of retirement benefit is a straight life annuity (if single) and a joint and survivor annuity (if married), however, various alternative forms of joint and survivor annuities, a ten year certain annuity or a lump sum distribution (available only to participants hired on or before November 30, 2002) may be selected instead. Upon termination of employment with at least five years of employment, a participant is entitled to a normal retirement annual benefit at age 65 equal to a percentage of average monthly compensation determined over the participant’s high five-year average salary during the ten years before the participant’s retirement. If the participant terminates employment with 15 years of service, his or her normal retirement benefit will be reduced by 0.5% for each month by which the participant’s actual retirement date precedes his or her normal retirement date but the benefit will not commence earlier than age 60. A participant may postpone retirement beyond normal retirement date, in which case the participant will continue earning service towards his or her accrued benefit. If a married participant dies while in active service and after having become fully vested (i.e., completed five years of service), a qualified 100% pre-retirement survivor benefit will be payable to the participant’s surviving spouse on the date the participant would have attained his or her earliest retirement age. If a non-married participant dies while in active service and after having become fully vested (i.e., completed five years of service), the participant’s beneficiary shall be entitled to receive a ten year certain death benefit on the date the participant would have attained his or her earliest retirement age. Upon termination of employment due to disability, the participant will be entitled to an early or normal retirement benefit, where the participant’s accrued benefit is determined based on service performed through the disability date, plus additional years of service for which the participant would have been credited if the participant had continued to work to his or her early or normal retirement age.

Supplemental Executive Retirement Plan. ESSA Bank & Trust maintains the Supplemental Executive Retirement Plan (“Supplemental Retirement Plan”). At September 30, 2015, Mr. Olson, Ms. Reimer and Mr. Grayuski were participants in the Supplemental Retirement Plan.

The Supplemental Retirement Plan is designed to provide participants with a normal retirement benefit, which is an annual benefit equal to 70% of the participant’s highest average compensation (determined over a consecutive 5-year period within the last 10 years of employment) reduced by the sum of fifty-percent of annual social security benefits, annualized benefits payable under ESSA Bank & Trust’s tax-qualified defined benefit pension plan, and the annualized employer contributions to ESSA Bank & Trust’s 401(k) Plan and ESOP.

If a participant has been employed with ESSA Bank & Trust for at least 30 years upon normal retirement age (65) or early retirement age (60), then the benefit described in the Supplemental Retirement Plan will be paid to the participant for no less than 16 years following the participant’s retirement, unless the participant elects to receive the present value of the payments as a lump sum. All of the covered participants have elected a lump sum payment. The normal retirement benefit is reduced by 0.05% for each month the participant terminates employment after early retirement age but prior to normal retirement age. If a participant terminates employment within two years following a change-in-control, the participant will be entitled to the normal retirement benefit as if the participant had been employed to age 65, and the benefit will be paid in a lump sum. Benefits become vested after 5 years of service. All participants are fully vested in the benefit. If the participant dies or becomes disabled while actively employed by us, the amount accrued under the plan as of the date of the participant’s termination of employment will be paid to the participant (or beneficiary in the event of death) in a lump sum. Lump sum payments are determined by assuming payments would otherwise be made for 16 years and using a discount rate that is used in FASB 87 calculations.

Mr. Olson, Ms. Reimer and Mr. Grayuski, respectively, would be entitled to $754,007, $0 and $16,740, respectively, if their employment terminated due to death on September 30, 2015. Mr. Olson, Ms. Reimer and Mr. Grayuski, respectively, would be entitled to $1,883,110, $0 and $16,740, respectively, if their employment terminated due to disability on September 30, 2015. Mr. Olson, Ms. Reimer and Mr. Grayuski, respectively, would be entitled to $2,494,197, $0 and $391,761, respectively, if their employment terminated due to a change in control on September 30, 2015.

We recorded an expense of $91,054 for the Supplemental Retirement Plan during the fiscal year ended September 30, 2015.

Split Dollar Life Insurance Agreements. The Company has entered into split dollar life insurance agreements with Messrs. Olson, Muto and Grayuski and Ms. Bryant and Ms. Reimer. Under the agreements, if the executive dies while employed by the Company, the executive’s beneficiary will receive four times the executive’s base salary (five times for Mr. Olson) in a lump sum. The Company has purchased bank-owned life insurance policies to fund these obligations. The Summary Compensation Table includes the value of these benefits.

Director Compensation

Each of the individuals who serves as a director of ESSA Bancorp also serves as a director of ESSA Bank & Trust and each non-employee director earns director and committee fees in that capacity. Each non-employee director (except for the Chairman of the Board) is paid a fee of $2,000 per month for their service and $1,000 for each Board meeting attended. In addition, the Chairperson of a committee is paid $750 for each committee meeting attended and an annual retainer of $4,000 in the case of the Audit Committee Chairperson and $2,000 each in the case of the Chairpersons of the Compensation Committee and Nominating and Corporate Governance Committee. Committee members are paid $500 for each committee meeting attended. In lieu of the above mentioned fees, the Chairman of the Board is paid an annual retainer of $60,000 and $1,500 for each Board meeting attended. The Chairman of the Board is not compensated for attendance at any committee meetings.

ESSA also has stock ownership guidelines for all non-employee directors. Under these ownership guidelines, directors are required to own shares of common stock equal to one and a half times the annual retainer paid to the directors. The annual retainer paid to non-employee directors (except for the Chairman of the Board) as of September 30, 2015 is $24,000. New directors have five years to meet this requirement. As of September 30, 2015, all non-employee directors who have served as directors of the Company for five years or more have met this requirement.

The following table sets forth the total fees received by the non-management directors during the fiscal year ended September 30, 2015:

Name	Fees earned or paid in cash ($)	All other compensation(2)($)	Total ($)
Daniel J. Henning	42,000	300	42,300
Frederick E. Kutteroff	46,000	1,856	47,856
Elizabeth B. Weekes	42,167	219	42,386
Robert C. Selig, Jr	39,000	440	39,440
William P. Douglass(1)	64,167	849	65,016
William A. Viechnicki, D.D.S	42,167	644	42,811
Brian T. Regan	40,000	—	40,000
Timothy S. Fallon	38,000	—	38,000
Philip H. Hosbach IV	37,000	—	37,000

(1)	Mr. Douglass will retire from the Board of Directors as of the date of the Annual Meeting.
(2)	For each director, other than Messrs. Regan, Fallon and Hosbach, the Company maintains life insurance arrangements providing for a death benefit of $100,000. Amounts shown reflect the amount related to the life insurance arrangements.

Split Dollar Life Insurance Agreements. The Company entered into split dollar life insurance agreements with all of its directors in 2004 other than Mr. Kutteroff, who received this benefit in September 2011 and Messrs. Regan, Fallon and Hosbach, who have not received this benefit. Under the agreements, when the director dies, the director’s beneficiary will receive $100,000 in a lump sum. The Company has purchased bank-owned life insurance policies to fund these obligations. The Company also pays each director (other than Messrs. Regan, Fallon and Hosbach) an annual cash bonus equal to the value of the taxes the director must pay on the imputed value of the life insurance coverage.

PROPOSAL II – APPROVAL OF THE ESSA BANCORP, INC.

2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the ESSA Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) to provide additional incentives for our officers, employees and directors to promote our growth and performance and to further align their interests with those of our stockholders. By approving the Plan, stockholders will give us the flexibility we need to continue to attract, motivate and retain highly qualified officers, employees and directors by offering a competitive compensation program that is linked to the performance of our common stock. The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the provisions of the Plan, attached hereto as Appendix A. If this Plan is approved by shareholders, the currently existing ESSA Bancorp, Inc. 2007 Equity Incentive Plan (the “2007 Plan”) shall terminate and no further grants will be made from the 2007 Plan.

Shares Reserved; Overall Limits on Types of Grants; Share Counting Methodology

•	Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance or delivery to participants of up to 250,000 shares of ESSA Bancorp common stock pursuant to grants of restricted stock, restricted stock units, incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each.

•	Upon shareholder approval of the Plan, no new grants shall be made under the 2007 Plan. Any forfeitures of outstanding awards under the 2007 Plan shall be added to the shares available to be issued under the Plan (in the form in which the original award was granted – i.e., a forfeited option may only be granted as an option).

•	The Plan does not use liberal share recycling with respect to determining the number of shares available for issuance under the Plan. Accordingly, to the extent (i) a stock option is exercised by using an actual or constructive exchange of shares of stock to pay the exercise price, (ii) shares of stock are withheld to satisfy withholding taxes upon exercise or vesting of an award, or (iii) shares are withheld to satisfy the exercise price of stock options in a net settlement, the number of shares of stock available under the Plan shall be reduced by the gross number of stock options or stock awards exercised or vested rather than by the net number of shares of stock issued.

•	The rights and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause.

Limitations on Awards to Employees and Directors

The Plan includes the following limitations:

•	The maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee who is covered by Code Section 162(m) and that are intended to be performance-based compensation pursuant to the exercise of stock options, or grants of restricted stock awards or restricted stock units is 250,000 shares, all of which may be issued during any calendar year;

•	The maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options, or grants of restricted stock or restricted stock units shall be 20% of the shares available for awards under the Plan;

•	The maximum number of shares of stock that may be issued or delivered to an individual non-employee director pursuant to the exercise of stock options, or grants of restricted stock or restricted stock units shall be 5% of the shares available for awards under the Plan;

•	To the extent any shares of stock covered by an award (including restricted stock awards and restricted stock units) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan; and

•	In the event of a corporate transaction involving the stock of ESSA Bancorp, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event, provided that the adjustment will not affect the award’s status as “performance-based compensation” under Code Section 162(m), if applicable.

Eligibility

Officers, employees, directors and service providers of ESSA Bancorp or its subsidiaries are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Compensation Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Compensation Committee. Awards may be granted as incentive and non-qualified stock options, restricted stock awards or restricted stock units any of which may vest based either on the passage of time or achievement of performance, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time.

•	In the event of a corporate transaction involving the stock of ESSA Bancorp, such as a stock dividend or a stock split, the share limitations and all outstanding awards will be adjusted proportionally and uniformly to reflect such event, provided that the adjustment will not affect the award’s status as “performance-based compensation” under Code Section 162(m), if applicable.

•	The exercise price may not be less than the fair market value of a share of our common stock (which is defined as the closing sales price on the exchange on which the stock is traded) on the date the stock option is granted.

•	The Compensation Committee may not grant a stock option with a term that is longer than 10 years.

•	Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only officers and employees are eligible to receive incentive stock options. Outside directors and service providers may only receive non-qualified stock options under the Plan.

•

Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Compensation Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Compensation Committee; or (vi) by any combination thereof.

•	The Compensation Committee may automatically exercise in-the-money stock options that are exercisable but unexercised as of the day immediately before the 10th anniversary of the date of grant, using net settlement as the method of exercising such options.

•	Under no circumstances will ESSA Bancorp buy back underwater stock options granted under the Plan without shareholder approval.

•	The Plan expressly prohibits repricing of stock options without shareholder approval.

Restricted Stock. A restricted stock award is a grant of shares of our common stock to a participant for no consideration or such minimum consideration as may be required by applicable law.

•	Restricted stock awards may be granted only in whole shares of common stock.

•	Prior to vesting, recipients of a restricted stock award are entitled to vote the shares of restricted stock during the restricted period.

•	Unless the Compensation Committee determines otherwise, any dividends earned on unvested restricted stock awards subject to a time-based vesting schedule will be paid to the participant that has been granted the restricted stock award at the same time as such dividends are distributed to other stockholders. No dividends will be paid with respect to any restricted stock award subject to performance-based vesting conditions unless and until the participant vests in such restricted stock award.

Restricted Stock Units. Restricted stock units may be denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit.

•	Restricted stock units granted under the Plan may be settled in cash, shares of our common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement.

•	Participants have no voting rights with respect to any restricted stock units granted under the Plan.

•	In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. If a restricted stock unit is intended to be performance-based in accordance with Code Section 162(m), payment of dividend equivalent rights to the award recipient will be conditioned on the satisfaction of the performance criteria. Dividend equivalent rights shall be paid when the restricted stock unit is settled or at the same time as the shares subject to such restricted stock unit are distributed to the Participant.

Performance Awards. A performance award is an award, the vesting of which is subject to the achievement of one or more performance conditions specified by the Compensation Committee and set forth in the Plan.

•	A performance award may be denominated in shares of restricted stock or restricted stock units.

•	If a performance award is intended to comply with the requirements of Code Section 162(m), it shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

Performance Features

General. A federal income tax deduction for ESSA Bancorp will generally be unavailable for annual compensation in excess of $1 million paid to each of its chief executive officer and three other executive officers named in the ESSA Bancorp’s annual proxy statement (other than its chief financial officer). However, amounts that constitute “performance-based compensation,” as that term is used in Code Section 162(m), are not counted toward the $1 million limit. The Plan is designed so that stock options will be considered performance-based compensation. The Compensation Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Compensation Committee: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios (e.g., return on investment, return on invested capital, return on equity, return on average assets, cash return on average assets or return on assets, return on average stockholders’ equity; cash return on average tangible stockholders’ equity); core earnings, capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income; operating income efficiency ratio; net interest margin or net interest rate spread; debt load reduction; expense management; economic value added; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, based upon meeting specified cost, targets, business expansion goals and goals relating to acquisitions or divestitures or goals relating to capital raising or capital management; or any combination of the foregoing.

Performance measures may be based on the performance of ESSA Bancorp as a whole or of any one or more subsidiaries or business units. Performance goals may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Compensation Committee may adjust performance measures after they have been set, but with respect to awards included to qualify under Code Section 162(m), only to the extent the Compensation Committee exercises negative discretion as permitted under applicable law. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Code Section  162(m).

Vesting of Awards

•	The Compensation Committee shall specify the vesting schedule or conditions of each award.

•	At least 95% of all awards made under the Plan shall be subject to a vesting requirement of at least one year of service following the grant of the award.

•	Vesting of awards may be accelerated upon death, Disability or Involuntary Termination of employment after a Change in Control (as defined in the Plan).

•	Vesting is not accelerated upon “retirement” (as defined in the Plan).

•	The Compensation Committee does not have discretionary authority to accelerate vesting.

Change in Control

The Plan uses a double trigger change in control feature, providing for an acceleration of vesting Involuntary Termination of employment simultaneous with or following a Change in Control.

•	Unless otherwise stated in an award agreement, at the time of an Involuntary Termination following a Change in Control, all stock options then held by the participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following involuntary termination.

•	At the time of an Involuntary Termination following a Change in Control, all awards of restricted stock, restricted stock units and performance shares shall become earned and fully vested immediately.

•	In the event of a change in control, any performance measure attached to a performance award under the Plan shall be deemed satisfied as of the date of the change in control on a pro-rata basis for time elapsed in the performance period.

Awards Subject to Clawback Policy

Awards granted under the Plan are subject to the Company’s Clawback Policy and any other applicable clawback regulation or law. Accordingly, gains that are based on reported financial statements or financial information (or any performance metrics or criteria that were based on such financial statements or information) that are restated due to material noncompliance with financial reporting requirements are recovered by the Company.

Plan Administration

The Plan will be administered by the Compensation Committee, all of whom are “Disinterested Board Members,” as defined in the Plan. The Compensation Committee has power within the limitations set forth in the Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Plan’s purposes; and interpreting and otherwise construing the Plan. The Board of Directors (or those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which we list our securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Compensation Committee under the Plan as if done or exercised by the Compensation Committee. The Plan also permits the Compensation Committee to delegate to one or more persons, including directors who do not qualify as “non-employee directors” within the meaning of Rule 16b-3, the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code must be granted by the Compensation Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

Approval of the Plan by the stockholders authorizes the Compensation Committee to determine the number of shares to be granted to non-employee directors, subject to the aggregate and individual limitations in the Plan as set forth in the Plan and discussed above.

Amendment and Termination

The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan or any award granted under the Plan. However, except as provided in the Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to allow repricing of a stock option, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Plan at any time, retroactively or otherwise, to ensure that the Plan complies with current or future law and the Board of Directors may unilaterally amend the Plan and any outstanding award, without participant consent, in order to conform to any changes in the law or any accounting pronouncement or interpretation thereof.

Duration of Plan

The Plan will become effective upon approval by the stockholders at this meeting. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the day immediately prior to the 10-year anniversary of the effective date of the Plan. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of ESSA Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). We will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value. The Compensation Committee has the right to prohibit participants from making Code Section 83(b) elections.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements up to an amount that will not trigger adverse accounting for the Company.

Change in Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by ESSA Bancorp

Deduction Limits. Code Section 162(m) generally limits our ability to deduct for tax purposes compensation in excess of $1 million per year for each of our chief executive officer and three other executive officers named in our annual proxy statement (excluding the chief financial officer) named in the summary compensation table (“covered employees”), unless the compensation is “qualified performance-based consideration.” “Qualified performance-based compensation” is not subject to this limit and is fully deductible by ESSA Bancorp “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals and objective quantification of those goals in advance. Restricted stock awards and other awards that are not subject to performance goals would be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1 million. Stock options available for award under the Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Code Section 162(m), income recognized on such award by a covered employee will be subject to the $1 million deduction limit on compensation.

In the case of awards granted to a covered employee that are not “qualified performance-based consideration” and are distributed after the covered employee’s retirement or other termination of employment, the $1 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1 million deduction limit. The Plan is designed so that stock options and performance-based restricted stock awards and restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1 million deduction limit. We expect that the Compensation Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Compensation Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Other Information

The following table lists (1) each of the Company’s named executive officers, (2) all of the Company’s named executive officers and current executive officers as a group, (3) all of the Company’s eligible non-employee directors as a group, and (4) all other current employees who are not executive officers as a group, indicating the number of restricted stock awards that have been approved by the Compensation Committee under the Plan for each of the foregoing, subject to stockholder approval of the amendment to the Plan described in this Proposal II.

Name and Position	Dollar Value ($)		Number of Units(2)(3)
Gary S. Olson, President and Chief Executive Officer	150,000		11,086
Allan A. Muto, Executive Vice President and Chief Financial Officer	75,000		5,543
Charles D. Hangen, Senior Vice President, Chief Operating Officer	85,000		6,282
V. Gail Bryant, Senior Vice President, Retail Services Division	25,000		1,847
Diane K. Reimer, Senior Vice President, Administration/Operations Division	50,000		3,695
Thomas J. Grayuski, Vice President, Human Resources Services Division	50,000		3,695

All Executive Officers as a Group	435,000	(1)	32,148

Non-Executive Director Group	—		—
Non-Executive Officer Employee Group	175,000		12,934

(1)	This amount reflects the total dollar value of the awards reported above.
(2)	The value depends, in part, on the fair market value of the common stock of ESSA Bancorp on the date of grant, which is not determinable as of the date of this proxy statement. Consequently, the amounts shown are estimated and are based on the fair market value of the common stock of ESSA Bancorp as of January 14, 2016 ($13.53), which is the record date.
(3)	One-half of the awards will be granted as restricted stock subject to time-based vesting and one-half of the awards will be subject to performance-based vesting. The actual number of performance-based awards will be determined as of September 30, 2016 and will be adjusted up or down depending on the attainment of the performance targets. The adjusted number of awards are then subject to a time-based vesting schedule as described in the “Outstanding Equity Awards at Year End” table above. All performance-based awards will be settled in cash.

Except as set forth above, because future awards under the Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under the Plan is presented in the “Summary Compensation Table,” “Outstanding Equity Awards at Fiscal Year-End” and “Equity Compensation Plan Information” tables contained in the “Compensation of Directors and Executive Officers” section of this proxy, and in our financial statements for the fiscal year ended September 30, 2015, in the Company’s Annual Report on Form 10-K filed on December 14, 2015.

Required Vote and Recommendation of the Board

In order to approve the Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN.

PROPOSAL III – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accountants for the fiscal year ended September 30, 2015 were S.R. Snodgrass, P.C. (“Snodgrass”). The Audit Committee of the Board has approved the engagement of Snodgrass to be the Company’s independent registered public accountants for the fiscal year ending September 30, 2016, subject to the ratification of the appointment by the Company’s stockholders at the Annual Meeting.

Stockholder ratification of the selection of Snodgrass is not required by the Company’s Bylaws or otherwise. However, the Board will submit the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Snodgrass, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Snodgrass

Set forth below is certain information concerning aggregate fees for professional services rendered by Snodgrass during fiscal years 2015 and 2014.

Audit Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of the consolidated financial statements included in the Company’s annual report on Form 10-K and services that are normally provided by Snodgrass in connection with statutory and regulatory filings and engagements were $198,811 and $221,802 during fiscal 2015 and 2014, respectively.

Audit Related Fees. The aggregate fees billed to the Company by Snodgrass for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements and that are not already reported in “Audit Fees” above, were $28,940 and $26,436 during fiscal 2015 and 2014, respectively. These services were primarily related to the audits of the Company’s employee benefit plans.

Tax Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for tax compliance were $30,442 and $22,020 during fiscal 2015 and 2014, respectively.

Other Fees. The aggregate fees billed to the Company by Snodgrass for professional services rendered for facilitation of strategic planning were $36,489 during fiscal 2015.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The independent registered public accountants and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of Snodgrass as independent registered public accountants for fiscal 2016, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Principal Executive Officer and our four other most highly compensated executive officers of ESSA Bancorp (“Named Executive Officers”) as described in “PROPOSAL I—ELECTION OF DIRECTORS—Executive Compensation.” Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our Named Executive Officers.

Stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of ESSA Bancorp, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Executive Compensation section of the Proxy Statement.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL IV.

STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s Executive Office, 200 Palmer Street, Stroudsburg, Pennsylvania 18360, no later than September 30, 2016. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

Under our Bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received generally not later than September 30, 2016.

Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report and the Report of the Compensation Committee included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit and Compensation Committee Reports shall not otherwise be deemed filed under such Acts.

An additional copy of the Company’s annual report on Form 10-K for the year ended September 30, 2015, will be furnished without charge upon written or telephonic request to Suzie T. Farley, Corporate Secretary, 200 Palmer Street, Stroudsburg, Pennsylvania, 18360 or call (570) 421-0531.

Stroudsburg, Pennsylvania	Suzie T. Farley
January 26, 2016	Corporate Secretary

APPENDIX A

ESSA BANCORP, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of this ESSA Bancorp, Inc. 2016 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of ESSA Bancorp, Inc. (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of Company common stock. The “Effective Date” of the Plan is March 3, 2016, which is the expected date of the approval of the Plan by the Company’s stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date. The Company also sponsors the 2007 Equity Incentive Plan (the “2007 Plan”). As of the Effective Date of this Plan, the 2007 Plan shall terminate and no further grants will be made under the 2007 Plan; any forfeitures of outstanding awards under the 2007 Plan shall be added to the shares available under this Plan, as set forth in Section 3.2(a) hereof.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. The grant of Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement (subject to Section 2.8) of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted : (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board, whichever is earlier, or; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan shall be a Non-Qualified Option. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Performance Awards. A Performance Award means an Award granted under Section 2.5 that vests upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of or service provider to an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition on Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without shareholder approval.

Section 2.3. Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between ESSA Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the ESSA Bancorp, Inc. 2016 Equity Incentive Plan, copies of which are on file at the executive offices of ESSA Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock that is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award subject to a time-based vesting schedule and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award, shall be distributed to the Participant who has been granted the Restricted Stock Award at the same time as such dividends or distributions are distributed to other stockholders without regard to whether the Stock is vested. No dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock Award and such voting rights shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a), restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units either at the time dividends are paid or the Restricted Stock Unit is settled, as set forth in the Award Agreement. If a Restricted Stock Unit is intended to be performance-based in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid when the Restricted Stock Unit is settled or at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5 Performance-Based Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, set forth in Section 2.5(a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be performance-based compensation within the meaning of Code Section 162(m) shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m). At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a) Performance Measures. Such performance measures may be based on any one or more of the following: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios (e.g., return on investment, return on invested capital, return on equity, return on average assets, cash return on average assets or return on assets, return on average stockholders’ equity; cash return on average tangible stockholders’ equity); core earnings, capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income; operating income efficiency ratio; net interest margin or net interest rate spread; debt load reduction; expense management; economic value added; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, based upon meeting specified cost, targets, business expansion goals and goals relating to acquisitions or divestitures or goals relating to capital raising or capital management; or any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.

(b) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided, that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement or Termination of Service. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or upon Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.6 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, the required period of vesting shall be determined by the Committee and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee, only upon the Participant’s death, Disability or Involuntary Termination of Employment following a Change in Control. Service as a Director Emeritus shall constitute Service for purposes of vesting.

Section 2.7 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2  1⁄2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.8 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.9. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a) Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and may be exercised only for a period of three (3) months following termination, and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards, and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to death or Disability and provided further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions. Upon shareholder approval of this Plan, no new grants shall be made under the Company’s 2007 Equity Incentive Plan or under any other equity incentive plan previously maintained by the Company or by any entity acquired by the Company.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to two hundred and fifty thousand (250,000) shares of Stock plus any forfeitures under the 2007 Plan (in the form in which the original award was granted – i.e., a forfeited option may only be granted as an option). Awards under the Plan may be made in any combination of Restricted Stock Awards, Restricted Stock Units, Performance Share Awards or Stock Options in the discretion of the Committee provided that all Stock Options may be granted as Incentive Stock Options. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 the number of shares of Stock available for the grant of Stock Options, Restricted Stock Awards, Restricted Stock Units and/or Performance Share Awards shall be reduced by the number of shares of Stock previously granted, subject to the following.

(1) To the extent any shares of Stock covered by an Award (including Restricted Stock Awards, Restricted Stock Units and Performance Shares) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(2) To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants to Individuals.

(a) Stock Options - Employees. The maximum number of shares of Stock that may be subject to stock options granted to any one Participant who is an employee covered by Code Section 162(m) during any calendar year and that are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two hundred and fifty thousand (250,000) shares. All such Awards may be granted during any one calendar year.

(b) Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock that may be subject to Restricted Stock Awards or Restricted Stock Units which are granted to any one Participant who is an employee covered by Code Section 162(m) during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two hundred and fifty thousand (250,000) shares, all of which may be granted during any calendar year.

(c) Stock Options, Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock that may be covered by Awards granted to all non-Employee Directors, in the aggregate, is twenty percent (20%) of the shares authorized under Plan all of which may be granted during any calendar year. The maximum number of shares of Stock that may be covered by Awards granted to any individual non-Employee Directors is five percent (5%) of the shares authorized under Plan, all of which may be granted during any calendar year. The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(d) The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4 Corporate Transactions.

(a) General. If the shares of Stock are changed into or exchanged for a different number of kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock, Restricted Stock Unit Awards or Performance Share Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Share Awards (including, without limitation, cancellation of Stock Options, Restricted Stock Awards, Restricted Stock Units or Performance Share Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Share Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger. However, the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the

Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination following a Change in Control.

(b) At the time of an Involuntary Termination following a Change in Control, all Awards of Restricted Stock Awards, Restricted Stock Units and Performance Share Awards shall be fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which is based on satisfaction of performance-based conditions, will be vested as specified in Section 4.1(c) below.

(c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control on a pro-rata basis for time elapsed in the performance period.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d) a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation and Benefits Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or if necessary to maintain compliance with the applicable listing standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce or eliminate any restrictions applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(f) The Committee will have the authority to (i) suspend a Participant’s right to exercise a stock option during a blackout period (or similar restricted period) that is necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”), and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the incentive stock option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards and Performance Share Awards shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units, Performance Share Awards or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control.

Section 7.6 Form and Time of Elections; Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum amount (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor) required federal, state and local tax withholding by, (i) with respect to a Stock Option , reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards, Restricted Stock Units and Performance Share Awards, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding (or an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor). Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Monroe County, Pennsylvania shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.20. Awards Subject to Clawback.

(a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company such amount as required by law or regulation.

(b) Awards granted hereunder are subject to the Company’s Clawback Policy, as in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) “Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n) “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(s) “Exercise Price” means the price established with respect to an option pursuant to Section 2.2.

(t) “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(u) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base salary or base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv) in the event a Participant is a party to an employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(v) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(w) “Incumbent Directors” means:

(1) the individuals who, on the date hereof, constitute the Board; and

(2) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(x) “Involuntary Termination” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

(y) “ISO” has the meaning ascribed to it in Section 2.1(a).

(z) “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(aa) “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(bb) “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(cc) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(dd) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(ee) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(ff) “Retirement” means retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(1) the attainment of age 75 by an Employee or Director;

(2) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director; or

(3) the completion of 25 years of continuous employment or Service as an Employee and/or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(gg) “SEC” means the United States Securities and Exchange Commission.

(hh) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ii) “Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(jj) “Stock” means the common stock of the Company, $0.01 par value per share.

(kk) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ll) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services

(4) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(mm) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(nn) “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(oo) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) Indications of time of day mean New Jersey time;

(f) “Including” means “including, but not limited to”;

(g) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on March 2, 2016.

Vote by Internet • Go to www.investorvote.com/ESSA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.

1.	Election of Directors:	For	Withhold		For	Withhold	+
	01 - Gary S. Olson	☐	☐	02 - William A. Viechnicki	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	The approval of the ESSA Bancorp, Inc. 2016 Equity Incentive Plan.	☐	☐	☐	3.	The ratification of the appointment of S.R.Snodgrass, P.C. as independent registered public accountants for the fiscal year ending September 30, 2016.	☐	☐	☐

4.	An advisory, non-binding resolution with respect to the executive compensation described in the Proxy Statement.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 —Please keep signature within the box.
/ /

¢	1 U P X	+
028X6B

2016 ESSA Bancorp, Inc. Annual Meeting Admission Ticket

2016 Annual Meeting of

ESSA Bancorp, Inc. Shareholders

Thursday, March 3, 2016, 11:00 a.m. EST Local Time

Northampton Community College, Monroe Campus

2411 Rt. 715, Tannersville, PA 18372

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

If you attend the meeting without the Annual Meeting Admission Ticket (see above), you may be asked to show proper identification such as:

•	A driver’s license with a photograph issued by the state in which the bank is located.
•	U.S. passport or alien registration card.
•	State ID card with a photograph issued by the State in which the bank is located.

From I-80

Take Exit 299, Tannersville. Go South on 715 for one mile. The Campus entrance is on the right at Warner Rd.,

just past Railroad Ave.

From Tannersville Route 611

Take 611 to 715 South. Go South on 715 for one mile. The Campus entrance is on the right at Warner Rd., just past Railroad Ave.

From points south of Tannersville

Take Route 715 North toward Tannersville. The Campus entrance is on the left at Warner Rd., one mile before I-80.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.

The Annual Meeting Material is available at: www.essaproxy.com

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — ESSA Bancorp, Inc.

Notice of 2016 Annual Meeting of Shareholders

200 Palmer Street, PO Box L, Stroudsburg, PA 18360

Proxy Solicited by Board of Directors for Annual Meeting – March 3, 2016

Each of the members of the Board of Directors, other than the nominees for director included in Proposal 1, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of ESSA Bancorp, Inc. to be held on March 3, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal #1, FOR Proposal #2, FOR Proposal #3 and FOR Proposal #4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)